                               AMENDMENT NO. 1 TO
         AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY
                              (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)


Effective as of dates shown below, or as otherwise noted on Schedule B, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE A, PLANS OF REINSURANCE, is replaced, effective January 15, 2001, by the attached revised Schedule A to add new form and rider numbers covering 457 and 403(b) ERISA products.

- SCHEDULE B, INVESTMENT FUNDS, is replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates noted.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

 By: -s- [ILLEGIBLE]                                  Date: 10/31/01
     -------------------------------
     Name/Title  [ILLEGIBLE] 2nd VP & Actuary

Attest: -s- Richard P. Robin
        ----------------------------
        Name/Title Richard P. Robin Counsel

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael W. Pado                           Date: 04 October 2001
        -------------------------------
        Michael W. Pado, President

By:     -s- Dina Greenbaum
        ----------------------------------------
        Dina Greenbaum, Assistant Vice President

Attest: -s- Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Quota Share Percentage: 100%

B.   Issue Dates:

     New Policies issued on or after May 18, 2000.

     Policies issued on or after March 1, 1999 and still in force on May 18, 2000.

C.   GMDB Reinsured:

     Standard (Basic) Benefit for issue ages 0-80: Return of Net Considerations The Standard death benefit guarantees that upon death the beneficiary receives:

     1)   Contract value; or
     2)   Total purchase payments less any withdrawal adjustments.

     Optional Enhanced Benefit for issue ages 0-80
     The Optional death benefit provides for the greatest of three possible values:

     1)   Contract value;
     2)   Total purchase payments less any withdrawal adjustments; or
     3) The maximum "step-up" death benefit value associated with any contract anniversary beginning with the 5(th) anniversary and continuing through until the contract anniversary occurring on or before the annuitant's 76(th) birthday.

     If the annuitant is age 70 through age 75 when the contract is purchased, the Optional death benefit is the same as the above except that the step-up death benefit value is calculated once, on the 5(th) contract anniversary.

     If the annuitant is age 76 through 80 when the contract is purchased, the Optional death benefit is the greater of 1) or 2) above.

     Note: The Benefits are more fully described in the Policy Forms listed under Paragraph D, Related Contracts, below.

D.   Related Contracts:

     Travelers Retirement Account Policy Forms (and state variations):

     -    TL-22205 / L-22205
     -    TL-22206 / L-22206
     -    TL-22229 / L-22229
     -    TL-22230 / L-22230

     Rider Numbers (and state variations):

Form or Rider                Individual           Group (Discretionary & True)
--------------------------   -----------------    ---------------------------
IRA Rider                    TL-14543/L14543      TL-22209/L-22209
TSA Rider                    TL-14544/L-14544     TL-22210/L-22210
P/PS Rider                   TL-14534/L-14534     TL-22211/L-22211
457 Rider                    TL-22189/L-22189     TL-22189/L-22189
Transfer Endorsement Rider   TL-22301/L-22301     TL-22301/L-22301
Annuity Benefits Rider**     TL-22207/L-22207     TL-22207/L-22207
Nursing Home Rider**         TL-22208/L-22208     TL-22208/L-22208

-----------
**  Not available on 457 Contracts

Travelers Companies Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 1

                                   SCHEDULE A

                              PLANS OF REINSURANCE
                                  (continued)

FROM AND RIDER NUMBERS (AND STATE VARIATIONS) ADDED AS OF JANUARY 15, 2001:

             Form or Rider                     Individual              Group
----------------------------------------   ------------------   -------------------
Fixed Account for Existing TRA Contracts   TL-22329 / L-22329   TL-22328 / L-22328

457 & 403(b) ERISA Contracts-Group       Certificate              Master
----------------------------------    ------------------    ------------------
Body of Contract                      TL-22313 / L-22313    TL-22312 / L-22312
Fixed Account Rider                   TL-22315 / L-22315    TL-22316 / L-22316
Death Benefit & Credit Rider          TL-22317 / L-22317    TL-22317 / L-22317
403(b) Tax Qualification Rider        TL-22318 / L-22318    TL-22318 / L-22318
IRC Section 457 Plan Rider*           TL-22189 / L-22189    TL-22189 / L-22189

-------------
*  Covered since inception of this Agreement

Travelers Companies Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 1

                                   SCHEDULE B

                                INVESTMENT FUNDS

                     FUNDS                                      STATUS CHANGES
------------------------------------------------       -------------------------------------
HIGH YIELD BOND TRUST
MANAGED ASSETS TRUST
MONEY MARKET PORTFOLIO
CAPITAL APPRECIATION FUND
FIXED ACCOUNT                                          Added January 15, 2001
AIM VARIABLE INSURANCE FUNDS, INC.
AIM V.I. Value Fund                                    Added May 1, 2001
AMERICAN ODYSSEY FUNDS, INC.
   Core Equity Fund                                    Now known as Citistreet Large Company
                                                       Stock Fund as of April 27, 2001

   Emerging Opportunities Fund                         Now known as Citistreet Small Company
                                                       Stock Fund as of April 27, 2001

   Global High-Yield Bond Fund                         Merged into CitiStreet Diversified
                                                       Bond Fund as of April 27, 2001

   Intermediate-Term Bond Fund                         Merged into CitiStreet Diversified
                                                       Bond Fund as of April 27, 2001

   International Equity Fund                           Now known as CitiStreet International
                                                       Stock Fund as of April 27, 2001

   Long-Term Bond Fund                                 Now known as CitiStreet Diversified
                                                       Bond Fund as of April 27, 2001

DELAWARE GROUP PREMIUM FUND, INC.
   REIT Series
   Small Cap Value Series

DREYFUS VARIABLE INVESTMENT FUND
   Capital Appreciation Portfolio
   Small Cap Portfolio

GREENWICH STREET SERIES FUND
   Equity Index Portfolio Class II
   Fundamental Value Portfolio                         Added May 1, 2001
   Appreciation Portfolio                              Added May 1, 2001

JANUS ASPEN SERIES
   Worldwide Growth Portolios-Service Shares
   Aggressive Growth Portfolio - Service Shares        Added May 1, 2001
   Balanced Portfolio - Service Shares                 Added May 1, 2001

OCC ACCUMULATION TRUST                                 Replaced by AIM Capital Appreciation
   Equity Portfolio                                    Portfolio as of September 17, 2001

PIMCO VARIABLE INSURANCE TRUST
   Total Return Bond Portfolio                         Added May 1, 2001

PUTNAM VARIABLE TRUST
   Putnam VT International Growth Fund -
   Class IB Shares                                     Added May 1, 2001
   Putnam VT Small Cap Value Fund - Class IB Shares    Added May 1, 2001
   Putnam VT Voyager II Fund - Class IB Shares         Added May 1, 2001

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
   Variable Capital Fund
   Variable Investors Fund
   Variable Total Return Fund
   Small Cap Growth Fund                               Added May 1, 2001

Travelers Companies Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 1

                     FUNDS                                      STATUS CHANGES
------------------------------------------------       -------------------------------------
STRONG VARIABLE INSURANCE FUNDS, INC.
    Strong Schafer Value Fund II

THE MONTGOMERY FUNDS III
    Montgomery Variable Series: Growth Fund             Replaced by AIM Capital Appreciation
                                                        Portfolio as of September 17, 2001

SMITH BARNEY INVESTMENT SERIES
    Smith Barney Large Cap Core Portfolio
    Smith Barney Premier Selection                      Added May 1, 2001
    All Cap Growth Portfolio                            Added May 1, 2001

THE TRAVELERS SERIES TRUST
    Equity Income Portfolio
    Federated Stock Portfolio
    Large Cap Portfolio
    Lazard International Stock Portfolio
    MFS Mid Cap Growth Portfolio
    MFS Research Portfolio
    MFS Emerging Growth Portfolio                       Added May 1, 2001
    Social Awareness Stock Portfolio
    Strategic Stock Portfolio                           Merged into Salomon Brothers Investors
                                                        Fund as of September 3, 2001

    Disciplined Mid Cap Stock Portfolio
    Disciplined Small Cap Stock Portfolio               Merged into Salomon Brothers Investors
                                                        Fund as of September 3, 2001
    Travelers Quality Bond Portfolio U.S.
    Government Securities Portfolio
    Utilities Portfolio

THE TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio
    MFS Total Return Portfolio
    Putnam Diversified Income Portfolio
    Smith Barney High Income Portfolio
    Smith Barney International Equity Portfolio         Now known as Smith Barney International
                                                        All Cap Growth Portfolio as of February 28, 2001

    Smith Barney Large Capitalization Growth Portfolio
    Smith Barney Aggressive Growth Portfolio            Added May 1, 2001
    AIM Capital Appreciation Portfolio                  Added May 1, 2001

VARIABLE ANNUITY PORTFOLIOS
    Smith Barney Small Cap Growth
    Opportunities Portfolio                             Added May 1, 2001

VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio - Service Class 2

VARIABLE INSURANCE PRODUCTS FUND III
    Dynamic Capital Appreciation                        Added May 1, 2001
    Portfolio - Service Class 2
    Mid Cap Portfolio - Service Class 2                 Added May 1, 2001
    Contrafund(R) Portfolio - Service Class 2           Added May 1, 2001

VAN KAMPEN LIFE INVESTMENT TRUST
    Emerging Growth Portfolio Class II Shares           Added May 1, 2001
    Enterprise Portfolio Class II Shares                Added May 1, 2001

WARBURG PINCUS TRUST
    Emerging Markets Portfolio

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 1

                               AMENDMENT NO. 2 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

A. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

B. For the variable annuity contracts reinsured hereunder that are issued with any of the riders shown below, the REINSURER hereby agrees that reinsurance coverage shall be provided under the existing terms of this Agreement without change. The REINSURER, however, will not cover any benefit resulting from these riders.

         Description                   Form No.               Effective Date
         -----------                   -------                --------------
         Inherited Contract            L/TL-22353             December 16, 2001
         Beneficiary Continuance       L/TL-22334             December 16, 2001
         Planned Death Benefit         L/TL-22327             April 30, 2002

C. Effective August 1, 2002, certain death benefit calculations shall be revised as described below:

          1. The variable annuity contracts reinsured hereunder contain a provision that substitutes the contract value for the contractual death benefit if the CEDING COMPANY is notified of the annuitant's death later than six (6) months from the annuitant's date of death.

          2. The CEDING COMPANY will waive this six-month notification provision and will calculate the contractual death benefit as described under the terms of the variable annuity contract as if this provision did not exist.

          3. The REINSURER hereby acknowledges and accepts the above-described revised procedure.

          4. The above-described procedure shall apply to all annuitant deaths reported to the CEDING COMPANY on or after the effective date shown above in this Paragraph C and will not apply retroactively to annuitant deaths previously reported.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     -s- [ILLEGIBLE]                                Date: 2/10/03
        ---------------------------------------
        Name/Title 2nd VP & Actuary

Attest: -s- [ILLEGIBLE]
        ---------------------------------------
        Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael W. Pado                         Date:
        ---------------------------------------           ---------------------
         Michael W. Pado, President

By:     -s- Michael S. Sakoulas
        ---------------------------------------
        Michael S. Sakoulas, Senior Vice President

Attest: -s- Julia Cornely
        ---------------------------------------------
        Julia Cornely, Assistant Vice President

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
  Amendment No. 2

                                   SCHEDULE B

                                INVESTMENT FUNDS

                     FUNDS                                             STATUS CHANGES
------------------------------------------------            -------------------------------------
HIGH YIELD BOND TRUST
MANAGED ASSETS TRUST
MONEY MARKET PORTFOLIO
CAPITAL APPRECIATION FUND
FIXED ACCOUNT                                                Added January 15, 2001

AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Value Fund now known as AIM V.I.                 Added May 1, 2001
   Premier Equity Fund-Series I                              Name changed April 30, 2002
   AIM Capital Appreciation Portfolio                        Added July 12, 2002


AMERICAN ODYSSEY FUNDS, INC.
   Core Equity Fund now known as Citistreet
    Large Company Stock Fund                                 Name changed April 27, 2001
   Emerging Opportunities Fund now known as
    Citistreet Small Company Stock Fund                      Name changed April 27, 2001
   Global High-Yield Bond Fund merged into
    CitiStreet Diversified Bond Fund                         Merged April 27, 2001
   Intermediate-Term Bond Fund merged into
    CitiStreet Diversified Bond Fund                         Merged April 27, 2001
   International Equity Fund now known as
    CitiStreet International Stock Fund                      Name changed April 27, 2001
   Long-Term Bond Fund now known as
    CitiStreet Diversified Bond Fund                         Name changed April 27, 2001

DELAWARE VIP TRUST
   REIT Series now known as VIP REIT
     Series - Standard Class                                 Name changed May 1, 2002
   Small Cap Value Series now known as VIP Small
     Cap Value Series - Standard Class                       Name changed May 1, 2002

DREYFUS VARIABLE INVESTMENT FUND
   Capital Appreciation Portfolio Small Cap
     Portfolio

GREENWICH STREET SERIES  FUND
   Equity Index  Portfolio Class II
   Fundamental Value Portfolio                               Added May 1, 2001
   Appreciation Portfolio                                    Added May 1, 2001

JANUS ASPEN SERIES
   Worldwide Growth Portolios-Service Shares
   Aggressive Growth Portfolio - Service Shares              Added May 1, 2001
   Balanced Portfolio - Service Shares                       Added May 1, 2001

OCC ACCUMULATION TRUST                                       Closed to new contract owners as of
   Equity Portfolio                                           May 1, 2001; Substituted by AIM
                                                              Capital Appreciation
                                                              Portfolio July 12, 2002

PIMCO VARIABLE INSURANCE TRUST
   Total Return Bond Portfolio now known as Total            Added May 1, 2001
    Return Portfolio - Administrative Class                  Name changed May 1, 2002

PUTNAM VARIABLE TRUST
   Putnam VT International Growth Fund - Class
     IB Shares                                               Added May 1, 2001
   Putnam VT Small Cap Value Fund - Class
    IB Shares                                                Added May 1, 2001
   Putnam VT Voyager II Fund - Class IB Shares               Added May 1, 2001

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
  Amendment No. 2

                     FUNDS                                             STATUS CHANGES
------------------------------------------------            -------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
   Variable Capital Fund
   Variable Investors Fund
   Variable Total Return Fund
   Small Cap Growth Fund                                     Added May 1, 2001

STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong Schafer Value Fund II

THE MONTGOMERY FUNDS III                                     Closed to new contract owners as of
   Montgomery Variable Series: Growth Fund                   May 1, 2001; Substituted by AIM
                                                             Capital Appreciation
                                                             Portfolio July 12, 2002

SMITH BARNEY INVESTMENT SERIES
   Smith Barney Large Cap Core Portfolio                     Added May 1, 2001
   Smith Barney Premier Selection All Cap
   Growth Portfolio                                          Added May 1, 2001

THE TRAVELERS SERIES TRUST
   Equity Income Portfolio
   Federated Stock Portfolio
   Large Cap Portfolio
   Lazard International Stock Portfolio
   MFS Mid Cap Growth Portfolio
   MFS Research Portfolio
   MFS Emerging Growth Portfolio                             Added May 1, 2001
   Social Awareness Stock Portfolio
   Strategic Stock Portfolio merged into Salomon             Merged September 3, 2001
   Brothers Investors Fund
   Disciplined Mid Cap Stock Portfolio
   Disciplined Small Cap Stock Portfolio merged into         Merged September 3, 2001
     Salomon Brothers Investors Fund
   Travelers Quality Bond Portfolio
   U.S. Government Securities Portfolio
   Utilities Portfolio

THE TRAVELERS SERIES FUND, INC.
   Alliance Growth Portfolio
   MFS Total Return Portfolio
   Putnam Diversified Income Portfolio
   Smith Barney High Income Portfolio
   Smith Barney International Equity Portfolio now           Name changed February 28, 2001
     known as Smith Barney International All Cap
     Growth Portfolio
   Smith Barney Large Capitalization Growth Portfolio
   Smith Barney Aggressive Growth Portfolio                  Added May 1, 2001
   AIM Capital Appreciation Portfolio                        Added May 1, 2001

VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth
     Opportunities Portfolio                                 Added May 1, 2001

VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio - Service Class 2

VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation Portfolio - Service
     Class 2                                                 Added May 1, 2001
   Mid Cap Portfolio - Service Class 2                       Added May 1, 2001
   Contrafund(R)Portfolio - Service Class 2                  Added May 1, 2001

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
  Amendment No. 2

                 FUNDS                                 STATUS CHANGES
---------------------------------------      ----------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
   Emerging Growth Portfolio
    Class II Shares                          Added May 1, 2001
   Enterprise Portfolio Class II Shares      Added May 1, 2001

CREDIT SUISSE TRUST
   Warburg Pincus Emerging Markets
    Portfolio now known as Credit Suisse
    Emerging Markets Portfolio               Name changed December 12, 2001

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 2

                               AMENDMENT NO. 3 TO
         AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                     between
                           TRAVELERS INSURANCE COMPANY
                                and its Subsidiary
                        TRAVELERS LIFE AND ANNUITY COMPANY
                               (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.



TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     -s- [ILLEGIBLE]                                      Date: 9/9/03
        ---------------------------------------
        Name/Title [ILLEGIBLE]

Attest: -s- [ILLEGIBLE]                                            9/11/03
        ---------------------------------------
        Name/Title [ILLEGIBLE] Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael S. Sakoulas                              Date: July 25, 2003
        ---------------------------------------
        Michael S. Sakoulas, Senior Vice President

By:     -s- Betsy A. Barnes
        ---------------------------------------
        Betsy A. Barnes, Assistant Vice President

Attest: -s- Julia Cornely
        ---------------------------------------
        Julia Cornely, Assistant Vice President

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

   Fixed Account (added January 15, 2001)
   Capital Appreciation Fund
   High Yield Bond Trust
   Managed Assets Trust
   Money Market Portfolio

AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Premier Equity Fund-Series I (name changed April 30, 2002;
     formerlyAIM V.I. Value Fund, added May 1, 2002)

CITISTREET FUNDS, INC. (formerly, AMERICAN ODYSSEY FUNDS, INC.)
   CitiStreet Diversified Bond Fund - Class I (name changed April 27, 2001;
     formerly Long-Term Bond Fund)
   CitiStreet International Stock Fund - Class I (name changed April 27, 2001;
     formerly International Equity Fund)
   Citistreet Large Company Stock Fund - Class I (name changed April 27, 2001;
     formerly Core Equity Fund)
   Citistreet Small Company Stock Fund - Class I (name changed April 27, 2001;
     formerly Emerging Opportunities Fund)

DELAWARE VIP TRUST
   VIP REIT Series - Standard Class (name changed May 1, 2002; formerly REIT
     Series)
   VIP Small Cap Value Series - Standard Class (name changed May 1, 2002;
     formerly Small Cap Value Series)

DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Shares
   Developing Leaders Portfolio - Initial Shares (name changed February 2, 2003;
     formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Mutual Shares Securities Fund - Class 2 Shares (added May 1, 2003)

GREENWICH STREET SERIES FUND
   Appreciation Portfolio (added May 1, 2001)
   Equity Index Portfolio - Class II Shares
   Fundamental Value Portfolio (added May 1, 2001)

JANUS ASPEN SERIES
   Balanced Portfolio - Service Shares (added May 1, 2001)
   Mid Cap Growth Portfolio - Service Shares (name changed May 1, 2003; formerly
     Aggressive Growth Portfolio - Service Shares, added May 1, 2001)
   Worldwide Growth Portfolio - Service Shares

PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio - Administrative Class (name changed May 1, 2002;
     formerly Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
   Putnam VT International Equity Fund - Class IB Shares (name changed April 30,
     2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)
   Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
   All Cap Fund - Class I (name changed April 30, 2003; formerly Variable
     Capital Fund)
   Investors Fund - Class I
   Small Cap Growth Fund - Class I (added May 1, 2001)
   Total Return Fund - Class I

SMITH BARNEY INVESTMENT SERIES
   Smith Barney Large Cap Core Portfolio (added May 1, 2001)
   Smith Barney Premier Selections All Cap Growth Portfolio (added May 1, 2001)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 3

                            FUNDS AND STATUS CHANGES

THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock Portfolio
   Equity Income Portfolio
   Federated Stock Portfolio
   Large Cap Portfolio
   Lazard International Stock Portfolio
   MFS Emerging Growth Portfolio (added May 1, 2001)
   MFS Mid Cap Growth Portfolio
   MFS Research Portfolio
   Pioneer Fund Portfolio (name and objective changed May 1, 2003; formerly Utilities Portfolio)
   Social Awareness Stock Portfolio
   Travelers Quality Bond Portfolio
   U.S. Government Securities Portfolio

THE TRAVELERS SERIES FUND, INC.
   AIM Capital Appreciation Portfolio (added May 1, 2001)
   Alliance Growth Portfolio
   MFS Total Return Portfolio
   Putnam Diversified Income Portfolio
   Smith Barney Aggressive Growth Portfolio (added May 1, 2001)
   Smith Barney High Income Portfolio
   Smith Barney International All Cap Growth Portfolio (name changed
     February 28, 2001; formerly Smith Barney International Equity Portfolio) Smith Barney Large Capitalization Growth Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares (added May 1, 2003)
   Emerging Growth Portfolio Class II Shares (added May 1, 2001)
   Enterprise Portfolio Class II Shares (added May 1, 2001)

VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth Opportunities Portfolio (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio - Service Class 2
   Contrafund(R) Portfolio - Service Class 2 (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (added May 1, 2001) Mid Cap Portfolio - Service Class 2 (added May 1, 2001)

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

AMERICAN ODYSSEY FUNDS, INC.
   Global  High-Yield  Bond  Fund merged April 27, 2001 into CitiStreet
     Diversified Bond  Fund
   Intermediate-Term  Bond  Fund  merged April 27, 2001 into CitiStreet
    Diversified  Bond  Fund

OCC ACCUMULATION TRUST
   Equity Portfolio (Closed to new contract owners as of May 1, 2001;
     Substituted by AIM Capital Appreciation Portfolio July 12, 2002)

PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund - Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund -Class IB Shares, added May 1, 2001)

STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong Multi CapValue Fund II (closed to new contract owners May 1, 2003;
     name changed 3/12/01, formerly Strong Schafer Value Fund II)

THE MONTGOMERY FUNDS III
   Montgomery Variable Series: Growth Fund (Closed to new contract owners as of May 1, 2001; Substituted by AIM Capital Appreciation Portfolio July 12, 2002)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 3

                            FUNDS AND STATUS CHANGES

THE TRAVELERS SERIES FUND, INC.
   Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
    Investors Fund
   Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon
    Brothers Investors Fund

CREDIT SUISSE TRUST
   Credit Suisse Emerging Markets Portfolio (closed to new contract owners
     May 1, 2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets Portfolio)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 3

                                  AMENDMENT NO. 4 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)


Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     -s- [ILLEGIBLE]                                   Date: 9/22/04
        ---------------------------------------
        Name/Title [ILLEGIBLE], Director

Attest: -s- [ILLEGIBLE]                                         9/22/04
        ---------------------------------------
        Name/Title [ILLEGIBLE] Vice President

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael S. Sakoulas                           Date: 18 February 2004
        ---------------------------------------
        Michael S. Sakoulas,
        Senior Vice President

By:     -s- Betsy A. Barnes
        ---------------------------------------
        Betsy A. Barnes,
        Assistant Vice President

Attest: -s- Julia Cornely
        ---------------------------------------
        Julia Cornely,
        Assistant Vice President

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

   Fixed Account (added January 15, 2001)
   Capital Appreciation Fund
   High Yield Bond Trust
   Managed Assets Trust
   Money Market Portfolio

AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Premier Equity Fund-Series I (name changed April 30, 2002;
    formerlyAIM V.I. Value Fund, added May 1, 2002)

CITISTREET FUNDS, INC. (formerly, AMERICAN ODYSSEY FUNDS, INC.)
   CitiStreet Diversified Bond Fund - Class I (name changed April 27, 2001;
    formerly Long-Term Bond Fund)
   CitiStreet International Stock Fund - Class I (name changed April 27, 2001;
    formerly International Equity Fund)
   Citistreet Large Company Stock Fund - Class I (name changed April 27, 2001;
    formerly Core Equity Fund)
   Citistreet Small Company Stock Fund - Class I (name changed April 27, 2001;
    formerly Emerging Opportunities Fund)

DELAWARE VIP TRUST
   VIP REIT Series - Standard Class (name changed May 1, 2002; formerly
    REIT Series)
   VIP Small Cap Value Series - Standard Class (name changed May 1, 2002;
    formerly Small Cap Value Series)

DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Shares
   Developing Leaders Portfolio - Initial Shares (name changed February 2, 2003;
     formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Mutual Shares Securities Fund - Class 2 Shares (added May 1, 2003)

GREENWICH STREET SERIES FUND
   Appreciation Portfolio (added May 1, 2001)
   Equity Index Portfolio - Class II Shares
   Fundamental Value Portfolio (added May 1, 2001)

JANUS ASPEN SERIES
   Balanced Portfolio - Service Shares (added May 1, 2001)
   Mid Cap Growth Portfolio - Service Shares (name changed May 1, 2003; formerly
     Aggressive Growth Portfolio - Service Shares, added May 1, 2001)
   Worldwide Growth Portfolio - Service Shares

PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio - Administrative Class (name changed May 1, 2002;
    formerly Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
   Putnam VT International Equity Fund - Class IB Shares (name changed April 30,
    2003; formerly Putnam VT International Growth Fund - Class IB
    Shares, added May 1, 2001)
   Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
   All Cap Fund - Class I (name changed April 30, 2003; formerly Variable
    Capital Fund)
   Investors Fund - Class I
   Small Cap Growth Fund - Class I (added May 1, 2001)
   Total Return Fund - Class I

SMITH BARNEY INVESTMENT SERIES
   Smith Barney Large Cap Core Portfolio (added May 1, 2001)
   Smith Barney Premier Selections All Cap Growth Portfolio (added May 1, 2001)

                                                                    Continued...

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock Portfolio
   Equity Income Portfolio
   Federated Stock Portfolio
   Large Cap Portfolio
   Lazard International Stock Portfolio
   Merrill Large Cap Core Portfolio (formerly MFS Research Portfolio; change effective November 15, 2003)
   MFS Emerging Growth Portfolio (added May 1, 2001)
   MFS Mid Cap Growth Portfolio
   Pioneer Fund Portfolio (name and objective changed May 1, 2003;
    formerly Utilities Portfolio)
   Social Awareness Stock Portfolio
   Travelers Quality Bond Portfolio
   U.S. Government Securities Portfolio

THE TRAVELERS SERIES FUND, INC.
   AIM Capital Appreciation Portfolio (added May 1, 2001)
   MFS Total Return Portfolio
   Putnam Diversified Income Portfolio
   SB Adjustable Rate Income Portfolio (added September 15, 2003)
   Smith Barney Aggressive Growth Portfolio (added May 1, 2001)
   Smith Barney High Income Portfolio
   Smith Barney International All Cap Growth Portfolio (name changed
    February 28, 2001; formerly Smith Barney International Equity Portfolio) Smith Barney Large Capitalization Growth Portfolio
   Strategic Equity Portfolio (formerly Alliance Growth Portfolio;
    change effective September 15, 2003)

VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares (added May 1, 2003)
   Emerging Growth Portfolio Class II Shares (added May 1, 2001)
   Enterprise Portfolio Class II Shares (added May 1, 2001)

VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth Opportunities Portfolio (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio - Service Class 2
   Contrafund(R) Portfolio - Service Class 2 (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND III
   Dynamic Capital Appreciation Portfolio - Service Class 2 (added May 1, 2001) Mid Cap Portfolio - Service Class 2 (added May 1, 2001)

                                                                  Continued....

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 4

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

AMERICAN ODYSSEY FUNDS, INC.
   Global  High-Yield  Bond  Fund merged April 27, 2001 into CitiStreet
      Diversified  Bond  Fund
   Intermediate-Term  Bond  Fund  merged April 27, 2001 into CitiStreet
      Diversified Bond  Fund

OCC ACCUMULATION TRUST
   Equity Portfolio (Closed to new contract owners as of May 1, 2001;
      Substituted by AIM Capital Appreciation Portfolio July 12, 2002)

PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund - Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)

STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong Multi CapValue Fund II (closed to new contract owners May 1, 2003;
      name changed 3/12/01, formerly Strong Schafer Value Fund II)

THE MONTGOMERY FUNDS III
   Montgomery Variable Series: Growth Fund (Closed to new contract owners as of May 1, 2001; Substituted by AIM Capital Appreciation Portfolio
      July 12, 2002)

THE TRAVELERS SERIES FUND, INC.
   Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
      Investors Fund
   Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon
      Brothers Investors Fund

CREDIT SUISSE TRUST
   Credit Suisse Emerging Markets Portfolio (closed to new contract owners
      May 1, 2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets Portfolio)

                                      End.

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 4

                               AMENDMENT NO. 5 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective May 3, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     -s- [ILLEGIBLE]                                    Date: 11/8/2004
        ---------------------------------------
        Name/Title [ILLEGIBLE], Director

Attest: -s- [ILLEGIBLE]
        ---------------------------------------
        Name/Title [ILLEGIBLE], Vice President

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael S. Sakoulas                            Date: 4 November 2004
        ---------------------------------------
        Michael S. Sakoulas, Senior Vice President

By:     -s- Betsy A. Barnes
        ---------------------------------------
        Betsy A. Barnes, Assistant Vice President

Attest: -s- Julia Cornely
        ---------------------------------------
        Julia Cornely, Assistant Vice President

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 5

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

   Fixed Account (added January 15, 2001)
   Capital Appreciation Fund
   High Yield Bond Trust
   Managed Assets Trust
   Money Market Portfolio

AMERICAN FUNDS INSURANCE SERIES
   American Funds Global Growth Fund - Class 2 Shares (added May 3, 2004) American Funds Growth Fund - Class 2 Shares (added May 3, 2004) American Funds Growth-Income Fund - Class 2 Shares (added May 3, 2004)

CITISTREET FUNDS, INC. (formerly, AMERICAN ODYSSEY FUNDS, INC.)
   CitiStreet Diversified Bond Fund - Class I (name changed April 27, 2001;
      formerly Long-Term Bond Fund)
   CitiStreet International Stock Fund - Class I (name changed April 27, 2001;
      formerly International Equity Fund)
   Citistreet Large Company Stock Fund - Class I (name changed April 27, 2001;
      formerly Core Equity Fund)
   Citistreet Small Company Stock Fund - Class I (name changed April 27, 2001;
      formerly Emerging Opportunities Fund)

DELAWARE VIP TRUST
   VIP REIT Series - Standard Class (name changed May 1, 2002; formerly
      REIT Series)
   VIP Small Cap Value Series - Standard Class (name changed May 1, 2002;
      formerly Small Cap Value Series)

DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Shares
   Developing Leaders Portfolio - Initial Shares (name changed February 2, 2003;
      formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Mutual Shares Securities Fund - Class 2 Shares (added May 1, 2003) Templeton Developing Markets Securities Fund - Class 2 (added May 3, 2004) Templeton Growth Securities Fund - Class 2 (added May 3, 2004)
   Templeton Foreign  Securities Fund - Class 2 (added May 3, 2004)

GREENWICH STREET SERIES FUND
   Appreciation Portfolio (added May 1, 2001)
   Equity Index Portfolio - Class II Shares

JANUS ASPEN SERIES
   Mid Cap Growth Portfolio - Service Shares (name changed May 1, 2003; formerly
      Aggressive Growth Portfolio - Service Shares, added May 1, 2001)

LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap Portfolio (added May 3, 2004)

LORD ABBETT SERIES FUND, INC.
   Lord Abbett Growth & Income Portfolio (added May 3, 2004)
   Lord Abbett Mid-Cap Value Portfolio (added May 3, 2004)

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Main Street Fund/VA - Service Shares (added May 3, 2004)

PIMCO VARIABLE INSURANCE TRUST
   Total Return Portfolio - Administrative Class (name changed May 1, 2002;
      formerly Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
   Putnam VT Small Cap Value Fund - Class IB Shares (added May 1,2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
   All Cap Fund - Class I (name changed April 30, 2003; formerly
      Variable Capital Fund)
   Investors Fund - Class I
   Small Cap Growth Fund - Class I (added May 1, 2001)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 5                                    Page 1 of 3 - Schedule B

                            FUNDS AND STATUS CHANGES

SMITH BARNEY INVESTMENT SERIES
   Smith Barney Premier Selections All Cap Growth Portfolio (added May 1, 2001)

THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock Portfolio
   Equity Income Portfolio
   Large Cap Portfolio
   Lazard International Stock Portfolio
   Merrill Large Cap Core Portfolio (formerly MFS Research Portfolio; change effective November 15, 2003)
   MFS Emerging Growth Portfolio (added May 1, 2001)
   MFS Mid Cap Growth Portfolio
   Pioneer Fund Portfolio (name and objective changed May 1, 2003; formerly
    Utilities Portfolio)
   Social Awareness Stock Portfolio
   Travelers Quality Bond Portfolio
   Travelers Convertible Securities Portfolio (added May 3, 2004)
   U.S. Government Securities Portfolio

THE TRAVELERS SERIES FUND, INC.
   AIM Capital Appreciation Portfolio (added May 1, 2001)
   MFS Total Return Portfolio
   MFS Value Portfolio (added May 3, 2004)
   Putnam Diversified Income Portfolio
   SB Adjustable Rate Income Portfolio (added September 15, 2003)
   Smith Barney Aggressive Growth Portfolio (added May 1, 2001)
   Smith Barney High Income Portfolio
   Smith Barney Large Capitalization Growth Portfolio
   Strategic Equity Portfolio (formerly Alliance Growth Portfolio;
    change effective September 15, 2003)

VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares (added May 1, 2003)
   Emerging Growth Portfolio Class II Shares (added May 1, 2001)

VARIABLE ANNUITY PORTFOLIOS
   Smith Barney Small Cap Growth Opportunities Portfolio (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio - Service Class 2
   Contrafund(R) Portfolio - Service Class 2 (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio - Service Class 2 (added May 1, 2001)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 5                             Page 2 of 3 - Schedule B

                            FUNDS AND STATUS CHANGES

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

AIM VARIABLE INSURANCE FUNDS, INC.

   AIM V.I. Premier Equity Fund-Series I (closed May 3, 2004; name changed April
    30, 2002; formerlyAIM V.I. Value Fund, added May 1, 2002)

AMERICAN ODYSSEY FUNDS, INC.
   Global High-Yield Bond Fund merged April 27, 2001 into CitiStreet Diversified
    Bond Fund

   Intermediate-Term Bond Fund merged April 27, 2001 into CitiStreet Diversified
    Bond Fund

CREDIT SUISSE TRUST

   Credit Suisse Emerging Markets Portfolio (closed to new contract owners
    May 1, 2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets Portfolio)

GREENWICH STREET SERIES FUND

   Fundamental Value Portfolio (closed May 3, 2004; added May 1, 2001)

JANUS ASPEN SERIES

   Balanced Portfolio - Service Shares (closed May 3, 2004; added May 1, 2001) Worldwide Growth Portfolio - Service Shares (closed May 3, 2004)

OCC ACCUMULATION TRUST

   Equity Portfolio (Closed to new contract owners as of May 1, 2001;
    Substituted by AIM Capital Appreciation Portfolio July 12, 2002)

PUTNAM VARIABLE TRUST

   Putnam VT Discovery Growth Fund - Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)

   Putnam VT International Equity Fund - Class IB Shares (closed May 3, 2004;
    name changed April 30, 2003; formerly Putnam VT International Growth
    Fund - Class IB Shares, added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.

   Total Return Fund - Class I (closed May 3, 2004)

SMITH BARNEY INVESTMENT SERIES

   Smith Barney Large Cap Core Portfolio (closed May 3, 2004; added May 1, 2001)

STRONG VARIABLE INSURANCE FUNDS, INC.

   Strong Multi CapValue Fund II (closed to new contract owners May 1, 2003;
    name changed 3/12/01, formerly Strong Schafer Value Fund II)

THE MONTGOMERY FUNDS III

   Montgomery Variable Series: Growth Fund (Closed to new contract owners as of May 1, 2001; Substituted by AIM Capital Appreciation
    Portfolio July 12, 2002)

THE TRAVELERS SERIES FUND, INC.

   Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
    Investors Fund

   Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon
    Brothers Investors Fund

   Smith Barney International All Cap Growth Portfolio (closed May 3, 2004;
    name changed February 28, 2001; formerly Smith Barney International Equity Portfolio)

THE TRAVELERS SERIES TRUST

   Federated Stock Portfolio (closed May 3, 2004)

VARIABLE INSURANCE PRODUCTS FUND III

   Dynamic Capital Appreciation Portfolio - Service Class 2 (closed May 3, 2004; added May 1, 2001)

VAN KAMPEN LIFE INVESTMENT TRUST

   Enterprise Portfolio Class II Shares (closed May 3, 2004; added May 1, 2001)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 5                                      Page 3 of 3 - Schedule B

                               AMENDMENT NO. 6 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective May 2, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.


TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     -s- [ILLEGIBLE]                                   Date: 1/19/2006
        --------------------------------------
        Name/Title [ILLEGIBLE], Director

Attest:
        --------------------------------------
        Name/Title

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Michael S. Sakoulas                           Date: 12 December 2006
        --------------------------------------
        Michael S. Sakoulas, Senior Vice President

Attest: -s- Julia Cornely
        --------------------------------------
        Julia Cornely, Assistant Vice President

The Travelers Companies, Agreement No. 2000-15, Effective May 18,2000
 Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

     Fixed Account (added January 15, 2001)
     Capital Appreciation Fund
     High Yield Bond Trust
     Managed Assets Trust
     Money Market Portfolio

AMERICAN FUNDS INSURANCE SERIES
     American Funds Global Growth Fund - Class 2 Shares (added May 3, 2004) American Funds Growth Fund - Class 2 Shares (added May 3, 2004) American Funds Growth-Income Fund - Class 2 Shares (added May 3, 2004)

CITISTREET FUNDS, INC. (formerly, AMERICAN ODYSSEY FUNDS, INC.)
     CitiStreet Diversified Bond Fund - Class I (name changed April 27, 2001;
      formerly Long-Term Bond Fund)
     CitiStreet International Stock Fund - Class I (name changed April 27, 2001;
      formerly International Equity Fund)
     Citistreet Large Company Stock Fund - Class I (name changed April 27, 2001;
      formerly Core Equity Fund)
     Citistreet Small Company Stock Fund - Class I (name changed April 27, 2001;
      formerly Emerging Opportunities Fund)

DELAWARE VIP TRUST
     VIP REIT Series - Standard Class (name changed May 1, 2002; formerly REIT
      Series)
     VIP Small Cap Value Series - Standard Class (name changed May 1, 2002;
      formerly Small Cap Value Series)

DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio - Initial Shares
     Developing Leaders Portfolio - Initial Shares (name changed February 2,
      2003; formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Mutual Shares Securities Fund - Class 2 Shares (added May 1, 2003) Templeton Developing Markets Securities Fund - Class 2 (added May 3, 2004) Templeton Foreign Securities Fund - Class 2 (added May 3, 2004)
     Templeton Growth Securities Fund - Class 2 (added May 3, 2004)

GREENWICH STREET SERIES FUND
     Appreciation Portfolio (added May 1, 2001)
     Equity Index Portfolio - Class II Shares

JANUS ASPEN SERIES
     Mid Cap Growth Portfolio - Service Shares (name changed May 1, 2003;
      formerly Aggressive Growth Portfolio - Service Shares, added May 1, 2001)

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 3, 2004)

LORD ABBETT SERIES FUND, INC.
     Lord Abbett Growth & Income Portfolio (added May 3, 2004)
     Lord Abbett Mid-Cap Value Portfolio (added May 3, 2004)

OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Main Street Fund/VA - Service Shares (added May 3, 2004)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class (added May 2, 2005)
     Total Return Portfolio - Administrative Class (name changed May 1, 2002;
      formerly Total Return Bond Portfolio, added May 1, 2001)

PUTNAM VARIABLE TRUST
     Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
     All Cap Fund - Class I (name changed April 30, 2003; formerly Variable
      Capital Fund)
     Investors Fund - Class I

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 6                                                     Page 1 of 3

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

THE TRAVELERS SERIES TRUST
     Convertible Securities Portfolio (added May 3, 2004)
     Disciplined Mid Cap Stock Portfolio
     Equity Income Portfolio
     Large Cap Portfolio
     Mercury Large Cap Core Portfolio (name changed May 2, 2005; formerly Merrill Large Cap Core Portfolio; formerly MFS Research Portfolio; change effective November 15, 2003)
     MFS Mid Cap Growth Portfolio
     MFS Value Portfolio (added May 3, 2004)
     Mondrian International Stock Portfolio (name changed May 2, 2005; formerly Lazard International Stock Portfolio)
     Pioneer Fund Portfolio (name and objective changed May 1, 2003; formerly
      Utilities Portfolio)
     Pioneer Mid Cap Value Portfolio (added May 2, 2005)
     Social Awareness Stock Portfolio
     Style Focus Series: Small Cap Growth Portfolio (added May 2, 2005)
     Style Focus Series: Small Cap Value Portfolio (added May 2, 2005) Travelers Quality Bond Portfolio
     U.S. Government Securities Portfolio

THE TRAVELERS SERIES FUND, INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001)
     MFS Total Return Portfolio
     Pioneer Strategic Income Portfolio (added May 3, 2004)
     SB Adjustable Rate Income Portfolio (added September 15, 2003)
     Smith Barney Aggressive Growth Portfolio (added May 1, 2001)
     Smith Barney High Income Portfolio
     Smith Barney Large Capitalization Growth Portfolio
     Strategic Equity Portfolio (formerly Alliance Growth Portfolio; change effective September 15, 2003)

VAN KAMPEN LIFE INVESTMENT TRUST
     Comstock Portfolio Class II Shares (added May 1, 2003)

VARIABLE ANNUITY PORTFOLIOS
     Smith Barney Small Cap Growth Opportunities Portfolio (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND
     Contrafund(R) Portfolio - Service Class 2 (added May 1, 2001) Mid Cap Portfolio - Service Class 2 (added May 1, 2001)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 6                                                     Page 2 of 3

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED
               -------------------------------------------------

    AIM V.I. Premier Equity Fund-Series I (closed to new sales May 3, 2004; name changed April 30, 2002; formerlyAIM V.I. Value Fund, added May 1, 2002)

    American Odyssey Global High-Yield Bond Fund merged April 27, 2001 into
     CitiStreet Diversified Bond Fund

    American Odyssey Intermediate-Term Bond Fund merged April 27, 2001 into
     CitiStreet Diversified Bond Fund

    Asset Manager Portfolio - Service Class 2 (closed to new sales May 2, 2005)

    Credit Suisse Emerging Markets Portfolio (closed to new contract owners May
     1, 2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets Portfolio)

    Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon
     Brothers Investors Fund

    Dynamic Capital Appreciation Portfolio - Service Class 2 (closed to new sales May 3, 2004; added May 1, 2001)

    Federated Stock Portfolio (closed to new sales May 3, 2004)

    Janus Aspen Balanced Portfolio - Service Shares (closed to new sales May 3,
     2004; added May 1, 2001)

    Janus Aspen Worldwide Growth Portfolio - Service Shares (closed to new sales
     May 3, 2004)

    MFS Emerging Growth Portfolio (merged February 25, 2005 into MFS Mid Cap
     Growth Portfolio; added May 1, 2001)

    Montgomery Variable Series: Growth Fund (Closed to new contract owners as of
     May 1, 2001; Substituted by AIM Capital Appreciation Portfolio July 12,
     2002)

    OCC Equity Portfolio (Closed to new contract owners as of May 1, 2001;
     Substituted by AIM Capital Appreciation Portfolio July 12, 2002)

    Putnam Diversified Income Portfolio (closed)

    Putnam VT Discovery Growth Fund - Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)

    Putnam VT International Equity Fund - Class IB Shares (closed May 3, 2004;
     name changed April 30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)

    Salomon Brothers Small Cap Growth Fund - Class I (closed May 2, 2005; added
     May 1, 2001)

    Salomon Brothers Total Return Fund - Class I (closed May 3, 2004)

    Smith Barney Dividend Strategy Portfolio (formerly Smith Barney Large Cap
     Core Portfolio; closed to new sales May 3, 2004; added May 1, 2001)

    Smith Barney Fundamental Value Portfolio (formerly Greenwich Street
     Fundamental Value Portfolio; closed to new sales May 3, 2004; added May 1,
     2001)

    Smith Barney International All Cap Growth Portfolio (closed to new sales May
     3, 2004; name changed February 28, 2001; formerly Smith Barney International Equity Portfolio)

    Smith Barney Premier Selections All Cap Growth Portfolio (closed to new sales May 2, 2005; added May 1, 2001)

    Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
     Investors Fund

    Van Kampen Emerging Growth Portfolio Class II Shares (closed to new sales
     May 2, 2005; added May 1, 2001)

    Van Kampen Enterprise Portfolio Class II Shares (closed to new sales May 3,
     2004; added May 1, 2001)

    Wells Fargo Advantage Multi Cap Value Fund (formerly Strong Multi Cap Value
     Fund II; closed to new contract owners May 1, 2003; name changed 3/12/01, formerly Strong Schafer Value Fund II)

The Travelers Companies, Agreement No. 2000-15, Effective May 18,2000
 Amendment No. 6                                                     Page 3 of 3

                               AMENDMENT NO. 7 TO
           AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                          TRAVELERS INSURANCE COMPANY
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective January 19, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

TRAVELERS INSURANCE COMPANY
TRAVELERS LIFE AND ANNUITY COMPANY

By:     -s- Christopher Kremer                                   Date: 5/16/06
        ------------------------------------------
        Name/Title Christopher  Kremer, AVP & Actuary

Attest: -s- Patrisha Cox
        --------------------------------------
        Name/Title Patrisha  Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Cheryl E. Rogers                                     Date: 4/20/06
        ------------------------------------------
        Cheryl E. Rogers, Senior Vice President & CFO

Attest: -s- Julia Cornely
        ------------------------------------------
        Julia Cornely, Assistant Vice President

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
  Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

     Fixed Account (added January 15, 2001)
     Capital Appreciation Fund
     High Yield Bond Trust
     Managed Assets Trust
     Money Market Portfolio

AMERICAN FUNDS INSURANCE SERIES
     American Funds Global Growth Fund - Class 2 Shares (added May 3, 2004) American Funds Growth Fund - Class 2 Shares (added May 3, 2004) American Funds Growth-Income Fund - Class 2 Shares (added May 3, 2004)

CITISTREET FUNDS, INC. (formerly, AMERICAN ODYSSEY FUNDS, INC.)
     CitiStreet Diversified Bond Fund - Class I (name changed April 27, 2001; formerly Long-Term Bond Fund)
     CitiStreet International Stock Fund - Class I
     (name changed April 27, 2001; formerly International Equity Fund) Citistreet Large Company Stock Fund - Class I (name changed April 27, 2001; formerly Core Equity Fund)
     Citistreet Small Company Stock Fund - Class I
     (name changed April 27, 2001; formerly Emerging Opportunities Fund)

DELAWARE VIP TRUST
     VIP REIT Series - Standard Class (name changed May 1, 2002; formerly REIT Series)
     VIP Small Cap Value Series - Standard Class (name changed May 1, 2002; formerly Small Cap Value Series)

DREYFUS VARIABLE INVESTMENT FUND
     Appreciation Portfolio - Initial Shares
     Developing Leaders Portfolio - Initial Shares (name changed February 2, 2003; formerly Dreyfus Small Cap)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     Mutual Shares Securities Fund - Class 2 Shares (added May 1, 2003) Templeton Developing Markets Securities Fund - Class 2 (added May 3, 2004) Templeton Foreign Securities Fund - Class 2 (added May 3, 2004)
     Templeton Growth Securities Fund - Class 2 (added May 3, 2004)

GREENWICH STREET SERIES FUND
     Appreciation Portfolio (added May 1, 2001)
     Equity Index Portfolio - Class II Shares

JANUS ASPEN SERIES
     Mid Cap Growth Portfolio - Service Shares (name changed May 1, 2003; formerly Aggressive Growth Portfolio - Service Shares, added May 1, 2001)

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (added May 3, 2004)

LORD ABBETT SERIES FUND, INC.
     Lord Abbett Growth & Income Portfolio (added May 3, 2004)
     Lord Abbett Mid-Cap Value Portfolio (added May 3, 2004)

METROPOLITAN SERIES FUND
     MetLife Conservative Allocation Portfolio (added January 19, 2006) MetLife Conservative to Moderate Allocation Portfolio (added January 19,
     2006)
     MetLife Moderate Allocation Portfolio (added January 19, 2006)
     MetLife Moderate to Aggressive Allocation Portfolio (added January 19,
     2006)
     MetLife Aggressive Allocation Portfolio (added January 19, 2006)

OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer Main Street Fund/VA - Service Shares (added May 3, 2004)

PIMCO VARIABLE INSURANCE TRUST
     Real Return Portfolio - Administrative Class (added May 2, 2005)
     Total Return Portfolio - Administrative Class (name changed May 1, 2002; formerly Total Return Bond Portfolio,added May 1, 2001)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
  Amendment No. 7                                                    Page 1 of 3

                                  SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

PUTNAM VARIABLE TRUST
     Putnam VT Small Cap Value Fund - Class IB Shares (added May 1, 2001)

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
     All Cap Fund - Class I (name changed April 30, 2003; formerly Variable Capital Fund)
     Investors Fund - Class I

THE TRAVELERS SERIES TRUST
     Convertible Securities Portfolio (added May 3, 2004)
     Disciplined Mid Cap Stock Portfolio
     Equity Income Portfolio
     Large Cap Portfolio
     Mercury Large Cap Core Portfolio (name changed May 2, 2005; formerly Merrill Large Cap Core Portfolio; formerly MFS Research Portfolio; change effective November 15, 2003)
     MFS Mid Cap Growth Portfolio
     MFS Value Portfolio (added May 3, 2004)
     Mondrian International Stock Portfolio (name changed May 2, 2005; formerly Lazard International Stock Portfolio)
     Pioneer Fund Portfolio (name and objective changed May 1, 2003; formerly Utilities Portfolio)
     Pioneer Mid Cap Value Portfolio (added May 2, 2005)
     Social Awareness Stock Portfolio
     Style Focus Series: Small Cap Growth Portfolio (added May 2, 2005)
     Style Focus Series: Small Cap Value Portfolio (added May 2, 2005) Travelers Quality Bond Portfolio
     U.S. Government Securities Portfolio

THE TRAVELERS SERIES FUND, INC.
     AIM Capital Appreciation Portfolio (added May 1, 2001)
     MFS Total Return Portfolio
     Pioneer Strategic Income Portfolio (added May 3, 2004)
     SB Adjustable Rate Income Portfolio (added September 15, 2003)
     Smith Barney Aggressive Growth Portfolio (added May 1, 2001)
     Smith Barney High Income Portfolio
     Smith Barney Large Capitalization Growth Portfolio
     Strategic Equity Portfolio (formerly Alliance Growth Portfolio; change effective September 15, 2003)

VAN KAMPEN LIFE INVESTMENT TRUST
     Comstock Portfolio Class II Shares (added May 1, 2003)

VARIABLE ANNUITY PORTFOLIOS
     Smith Barney Small Cap Growth Opportunities Portfolio (added May 1, 2001)

VARIABLE INSURANCE PRODUCTS FUND
     Contrafund(R) Portfolio - Service Class 2 (added May 1, 2001) Mid Cap Portfolio - Service Class 2 (added May 1, 2001)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
  Amendment No. 7                                                    Page 2 of 3

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   CLOSED OR MERGED FUNDS - NO LONGER OFFERED

     AIM V.I. Premier Equity Fund-Series I (closed to new sales May 3, 2004;
       name changed April 30, 2002; formerlyAIM V.I. Value Fund, added May 1,
       2002)

     American Odyssey Global High-Yield Bond Fund merged April 27, 2001 into
       CitiStreet Diversified Bond Fund

     American Odyssey Intermediate-Term Bond Fund merged April 27, 2001 into
       CitiStreet Diversified Bond Fund

     Asset Manager Portfolio - Service Class 2 (closed to new sales May 2, 2005)

     Credit Suisse Emerging Markets Portfolio (closed to new contract owners May
       1, 2003; name changed December 12, 2001; formerly Warburg Pincus Emerging Markets Portfolio)

     Disciplined Small Cap Stock Portfolio merged September 3, 2001 into Salomon
       Brothers Investors Fund

     Dynamic Capital Appreciation Portfolio - Service Class 2 (closed to new sales May 3, 2004; added May 1, 2001)

     Federated Stock Portfolio (closed to new sales May 3, 2004)

     Janus Aspen Balanced Portfolio - Service Shares (closed to new sales May 3,
       2004; added May 1, 2001)

     Janus Aspen Worldwide Growth Portfolio - Service Shares (closed to new sales May 3, 2004)

     MFS Emerging Growth Portfolio (merged February 25,
       2005 into MFS Mid Cap Growth Portfolio; added May 1, 2001)

     Montgomery Variable Series: Growth Fund (Closed to new contract owners as of May 1, 2001; Substituted by AIM Capital Appreciation Portfolio July 12, 2002)

     OCC Equity Portfolio (Closed to new contract owners as of May 1, 2001;
       Substituted by AIM Capital Appreciation Portfolio July 12, 2002)

     Putnam Diversified Income Portfolio (closed)

     Putnam VT Discovery Growth Fund - Class IB Shares (closed to new contract owners May 1, 2003; name changed April 30, 2003; formerly Putnam VT Voyager II Fund - Class IB Shares, added May 1, 2001)

     Putnam VT International Equity Fund - Class IB Shares (closed May 3, 2004;
       name changed April 30, 2003; formerly Putnam VT International Growth Fund - Class IB Shares, added May 1, 2001)

     Salomon Brothers Small Cap Growth Fund - Class I (closed May 2, 2005; added
       May 1, 2001)

     Salomon Brothers Total Return Fund - Class I (closed May 3, 2004)

     Smith Barney Dividend Strategy Portfolio (formerly Smith Barney Large Cap
       Core Portfolio; closed to new sales May 3, 2004; added May 1, 2001)

     Smith Barney Fundamental Value Portfolio (formerly Greenwich Street
       Fundamental Value Portfolio; closed to new sales May 3, 2004; added May 1, 2001)

     Smith Barney International All Cap Growth Portfolio (closed to new sales
       May 3, 2004; name changed February 28, 2001; formerly Smith Barney International Equity Portfolio)

     Smith Barney Premier Selections All Cap Growth Portfolio (closed to new sales May 2, 2005; added May 1, 2001)

     Strategic Stock Portfolio merged September 3, 2001 into Salomon Brothers
       Investors Fund

     Van Kampen Emerging Growth Portfolio Class II Shares (closed to new sales
       May 2, 2005; added May 1, 2001)

     Van Kampen Enterprise Portfolio Class II Shares (closed to new sales May 3,
       2004; added May 1, 2001)

     Wells Fargo Advantage Multi Cap Value Fund (formerly Strong Multi CapValue
       Fund II; closed to new contract owners May 1, 2003; name changed 3/12/01, formerly Strong Schafer Value Fund II)

The Travelers Companies, Agreement No. 2000-15, Effective May 18, 2000
   Amendment No. 7                                                   Page 3 of 3

                               AMENDMENT NO. 8 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                         TRAVELERS INSURANCE COMPANY *
                               and its Subsidiary
                       TRAVELERS LIFE AND ANNUITY COMPANY **
                              (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective May 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     As of the effective date of this Amendment, The Travelers Insurance Company has changed its name to MetLife Insurance Company of Connecticut, and The Travelers Life and Annuity Company has changed its name to MetLife Life and Annuity Company of Connecticut. Therefore this Agreement shall be deemed to be between MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut, collectively the CEDING COMPANY, and AXA Corporate Solutions Life Reinsurance Company. All references to the CEDING COMPANY in the Agreement, including any amendments and supplements, shall be deemed to be references collectively to MetLife Life Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to reflect the current fund offerings. Due to the extensive mergers, substitutions, and name changes resulting from the acquisition of the CEDING COMPANY by MetLife, Schedule B has been completely replaced rather than updated. See Amendment 7 to this Agreement for prior fund status information.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By:     -s- [ILLEGIBLE]                                    Date: 8/1/06
        ------------------------------------------
        Name/Title  [ILLEGIBLE], AVP & Actuary

Attest: -s- Patrisha Cox
        --------------------------------------
        Name/Title Patrisha Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: -s- Cheryl E. Rogers                                   Date: June 15,2006
    ---------------------------------------------
    Cheryl E. Rogers, Senior Vice President & CFO

Attest: -s- Julia Cornely
        -----------------------------
        Julia Cornely, Assistant Vice President

----------
*  Effective 5/1/06, name changed to Metlife Insurance Company of Connecticut

** Effective 5/1/06, name changed to Metlife Life & Annuity Company of
   Connecticut

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

     Fixed Account

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

DELAWARE VIP TRUST
     VIP Small Cap Value Series - Standard Class

DREYFUS VARIABLE INVESTMENT FUND - INITIAL SHARES
     Appreciation Portfolio
     Developing Leaders Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES - SERVICE SHARES
     Mid Cap Growth Portfolio

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
     Legg Mason Partners Variable All Cap Portfolio - Class I
     Legg Mason Partners Variable Investors Portfolio - Class I

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Appreciation Portfolio
     Legg Mason Partners Variable Equity Index Portfolio - Class II

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable Adjustable Rate Income Portfolio Legg Mason Partners Variable Aggressive Growth Portfolio
     Legg Mason Partners Variable High Income Portfolio
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Social Awareness Stock Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

LORD ABBETT SERIES FUND, INC.
     Lord Abbett Growth & Income Portfolio
     Lord Abbett Mid-Cap Value Portfolio

MET INVESTORS SERIES TRUST
     Batterymarch Mid-Cap Stock Portfolio - Class A
     Dreman Small-Cap Value Portfolio - Class A
     Harris Oakmark International Portfolio - Class A
     Janus Capital Appreciation Portfolio
     Legg Mason Partners Managed Assets Portfolio - Class A
     Lord Abbett Bond Debenture Portfolio - Class A
     Lord Abbett Growth and Income Portfolio - Class B
     Mercury Large-Cap Core Portfolio - Class A
     Met/AIM Capital Appreciation Portfolio
     Met/AIM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     Pioneer Fund Portfolio - Class A
     Pioneer Mid Cap Value Portfolio - Class A
     Pioneer Strategic Income Portfolio - Class A

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement
  No. 2000-15, Effective May 18, 2000
  Amendment No. 8                                                  Page 1 of 3

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

METLIFE INVESTMENT FUNDS
     MetLife Investment Diversified Bond Fund - Class I
     MetLife Investment International Stock Fund - Class I
     MetLife Investment Large Company Stock Fund - Class I
     MetLife Investment Small Company Stock Fund - Class I

METROPOLITAN SERIES FUND
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class A
     BlackRock Money Market Portfolio - Class A
     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F
     Oppenheimer Global Equity Portfolio - Class B
     Western Asset Management High Yield Bond Portfolio - Class A
     Western Asset Management U.S. Government Portfolio - Class A

METROPOLITAN SERIES FUND - ASSET ALLOCATION PORTFOLIOS
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Real Return Portfolio
     Total Return Portfolio

PUTNAM VARIABLE TRUST- CLASS IB
     Putnam VT Small Cap Value Fund

VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II
     Comstock Portfolio

VARIABLE INSURANCE PRODUCTS FUND II
     VIPContrafund(R)  Portfolio

VARIABLE INSURANCE PRODUCTS FUND III
     VIP Mid Cap Portfolio

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement
  No. 2000-15, Effective May 18, 2000
  Amendment No. 8                                                  Page 2 of 3

                                   SCHEDULE B

                                INVESTMENT FUNDS

                         CLOSED TO NEW CONTRACT OWNERS

AIM VARIABLE INSURANCE FUND
     AIM VI Core Equity Fund

CREDIT SUISSE TRUST
     Credit Suisse Emerging Markets Portfolio

JANUS ASPEN SERIES
     Janus Aspen Worldwide Growth Portfolio - Service Shares

LEGG MASON PARTNERS INVESTMENT SERIES
     Legg Mason Partners Variable Dividend Strategy Portfolio
     Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
     Legg Mason Partners Variable Small Cap Growth Portfolio - Class I Legg Mason Partners Variable Total Return Fund - Class I

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Fundamental Value Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable International All Cap Growth Portfolio

METROPOLITAN SERIES FUND
     MFS(R) Total Return Portfolio

PUTNAM VARIABLE TRUST
     Putnam Diversified Income
     Putnam VT Discovery Growth Fund- Class IB Shares
     Putnam VT International Equity Fund - Class IB Shares

VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen Emerging Growth Portfolio Class II Shares
     Van Kampen Enterprise Portfolio Class II Shares

VARIABLE INSURANCE PRODUCTS FUND
     Dynamic Capital Appreciation-Service Class 2

WELLS FARGO VARIABLE TRUST
     Wells Fargo VT Advantage Small/Mid Cap Value Fund

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement
  No. 2000-15, Effective May 18, 2000
  Amendment No. 8                                                  Page 3 of 3

                               AMENDMENT NO. 9 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                               and its Subsidiary
                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                              (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By: -s- Christopher A. Kremer                                     Date: 11/30/06
    ------------------------------------
    Christopher A. Kremer,
    Assistant Vice President & Actuary

Attest: -s- Patrisha R. Cox
        ------------------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: -s- Keith E. Floman                                           Date: 11/16/06
    ------------------------------------
    Keith E. Floman,
    Vice President & Chief Actuary

Attest: -s- Julia Cornely
        ------------------------------------
        Julia Cornely, Assistant Vice President

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 9

                                   SCHEDULE B

                               INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

     Fixed Account

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

DELAWARE VIP TRUST
     VIP Small Cap Value Series - Standard Class

DREYFUS VARIABLE INVESTMENT FUND - INITIAL SHARES
     Appreciation Portfolio
     Developing Leaders Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES - SERVICE SHARES
     Mid Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
     Legg Mason Partners Variable All Cap Portfolio - Class I
     Legg Mason Partners Variable Investors Portfolio - Class I

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Appreciation Portfolio
     Legg Mason Partners Variable Equity Index Portfolio - Class II

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable Adjustable Rate Income Portfolio Legg Mason Partners Variable Aggressive Growth Portfolio
     Legg Mason Partners Variable High Income Portfolio
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Social Awareness Stock Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS V
     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

LORD ABBETT SERIES FUND, INC.
     Lord Abbett Growth & Income Portfolio
     Lord Abbett Mid-Cap Value Portfolio

MET INVESTORS SERIES TRUST
     Batterymarch Mid-Cap Stock Portfolio - Class A
     BlackRock Large-Cap Portfolio - Class A (name changed October 1, 2006; formerly Mercury Large-Cap Core Portfolio - Class A)
     Dreman Small-Cap Value Portfolio - Class A
     Harris Oakmark International Portfolio - Class A
     Janus Capital Appreciation Portfolio
     Legg Mason Partners Managed Assets Portfolio - Class A
     Lord Abbett Bond Debenture Portfolio - Class A
     Lord Abbett Growth and Income Portfolio - Class B
     Met/AIM Capital Appreciation Portfolio
     Met/AIM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     Pioneer Fund Portfolio - Class A
     Pioneer Mid Cap Value Portfolio - Class A
     Pioneer Strategic Income Portfolio - Class A
     Third Avenue Small Cap Value Portfolio (added November 13, 2006)

MetLife of Connecticut Companies (formerly The Travelers Companies),
Agreement No. 2000-15, Effective May 18, 2000
Amendment No. 9                                                    Page 1 of 3

                                   SCHEDULE B

                               INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

METLIFE INVESTMENT FUNDS
     MetLife Investment Diversified Bond Fund - Class I
     MetLife Investment International Stock Fund - Class I
     MetLife Investment Large Company Stock Fund - Class I
     MetLife Investment Small Company Stock Fund - Class I

METROPOLITAN SERIES FUND
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class A
     BlackRock Money Market Portfolio - Class A
     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F
     Oppenheimer Global Equity Portfolio - Class B
     Western Asset Management High Yield Bond Portfolio - Class A
     Western Asset Management U.S. Government Portfolio - Class A

METROPOLITAN SERIES FUND - ASSET ALLOCATION PORTFOLIOS
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Real Return Portfolio
     Total Return Portfolio

PUTNAM VARIABLE TRUST- CLASS IB
     Putnam VT Small Cap Value Fund

VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II
     Comstock Portfolio

VARIABLE INSURANCE PRODUCTS FUND II
     VIPContrafund(R) Portfolio

VARIABLE INSURANCE PRODUCTS FUND III
     VIP Mid Cap Portfolio

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 9                                                    Page 2 of 3

                                   SCHEDULE B

                               INVESTMENT FUNDS

                CLOSED TO NEW CONTRACT OWNERS OR OTHERWISE ENDED

AIM VARIABLE INSURANCE FUND
     AIM VI Core Equity Fund

CREDIT SUISSE TRUST
     Credit Suisse Emerging Markets Portfolio

JANUS ASPEN SERIES
     Janus Aspen Worldwide Growth Portfolio - Service Shares

LAZARD RETIREMENT SERIES, INC.
     Lazard Retirement Small Cap Portfolio (November 13, 2006, substituted by an added fund: Third Avenue Small Cap Value Portfolio)

LEGG MASON PARTNERS INVESTMENT SERIES
     Legg Mason Partners Variable Dividend Strategy Portfolio
     Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.
     Legg Mason Partners Variable Small Cap Growth Portfolio - Class I Legg Mason Partners Variable Total Return Fund - Class I

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
     Legg Mason Partners Variable Fundamental Value Portfolio

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.
     Legg Mason Partners Variable International All Cap Growth Portfolio

METROPOLITAN SERIES FUND
     MFS(R) Total Return Portfolio

PUTNAM VARIABLE TRUST
     Putnam Diversified Income
     Putnam VT Discovery Growth Fund- Class IB Shares
     Putnam VT International Equity Fund - Class IB Shares

VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Strategic Growth Portfolio (name changed August 15, 2006; formerly Van Kampen Emerging Growth Portfolio - Class I Shares)
     Van Kampen Enterprise Portfolio Class II Shares

VARIABLE INSURANCE PRODUCTS FUND
     Dynamic Capital Appreciation-Service Class 2

WELLS FARGO VARIABLE TRUST
     Wells Fargo VT Advantage Small/Mid Cap Value Fund

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 9                                                    Page 3 of 3

                              AMENDMENT NO. 10 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                               and its Subsidiary
                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                              (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By: -s- Christopher A. Kremer                                    Date: 7/17/07
    ---------------------------------------------------------
    Christopher A. Kremer,
    Assistant Vice President & Actuary

Attest: -s- Patrisha R. Cox
        ----------------------------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: -s- Keith E. Floman                                          Date: 6/27/2007
    ------------------------------------------------------
    Keith E. Floman,
    Senior Vice President & Chief Actuary

Attest: -s- Julia Cornely
        ----------------------------------------------
        Julia Cornely,
        Assistant Vice President

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement
 No. 2000-15, Effective May 18, 2000
 Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES
     Fixed Account

AMERICAN FUNDS INSURANCE SERIES - CLASS 2
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

DELAWARE VIP TRUST
     VIP Small Cap Value Series - Standard Class

DREYFUS VARIABLE INVESTMENT FUND - INITIAL SHARES
     Appreciation Portfolio
     Developing Leaders Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund

JANUS ASPEN SERIES - SERVICE SHARES
     Mid Cap Growth Portfolio

LEGG MASON PARTNERS VARIABLE EQUITY TRUST (NAME CHANGED TO EQUITY TRUST
APRIL 30, 2007)
     Legg Mason Partners Variable Appreciation Portfolio - Class I
     Legg Mason Partners Variable Equity Index Portfolio - Class II
     Legg Mason Partners Variable Fundamental Value Portfolio - Class I (open to new sales April 30, 2007, due to merger from Legg Mason Partners Variable All Cap Portfolio - Class I)
     Legg Mason Partners Variable Small Cap Growth Portfolio - Class I (open to new sales April 30, 2007, due to merger from Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio)
     Legg Mason Partners Variable Large Cap Growth Portfolio
     Legg Mason Partners Variable Social Awareness Portfolio (name changed
          April 30, 2007; formerly Legg Mason Partners Variable Social Awareness Stock Portfolio)

LEGG MASON PARTNERS VARIABLE INCOME TRUST (NAME CHANGED TO INCOME TRUST, APRIL 30,2007)
     Legg Mason Partners Variable Adjustable Rate Income Portfolio - Class X Legg Mason Partners Variable High Income Portfolio - Class X
     Legg Mason Partners Variable Investors Portfolio - Class I

MET INVESTORS SERIES TRUST
     Batterymarch Mid-Cap Stock Portfolio - Class A
     BlackRock High Yield Portfolio - Class A (added April 30, 2007, due to merger from Western Asset Management High Yield Bond Portfolio - Class A)
     BlackRock Large-Cap Core Portfolio - Class E (changed from Class A to
          Class E, April 30, 2007; name changed October 1, 2006; formerly Mercury Large-Cap Core Portfolio - Class A)
     Dreman Small-Cap Value Portfolio - Class A
     Harris Oakmark International Portfolio - Class A
     Janus Forty Portfolio (name changed April 30, 2007 from Janus Capital
          Appreciation Portfolio)
     Lazard Mid-Cap Portfolio - Class B (added April 30, 2007, due to merger from Pioneer Mid-Cap Value Portfolio - Class A)
     Legg Mason Partners Managed Assets Portfolio - Class A
     Lord Abbett Bond Debenture Portfolio - Class A
     Lord Abbett Growth and Income Portfolio - Class B
     Lord Abbett Mid-Cap Value Portfolio - Class B
     Met/AIM Capital Appreciation Portfolio
     Met/AIM Small Cap Growth Portfolio - Class A
     MFS(R) Value Portfolio - Class A
     Neuberger Berman Real Estate Portfolio - Class A
     PIMCO Inflation Protected Bond Portfolio - Class A (added April 30, 2007, as substitution for PIMCO Real Return Portfolio)
     Pioneer Fund Portfolio - Class A

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement
  No. 2000-15, Effective May 18, 2000
  Amendment No. 10                                                  Page 1 of 3

                                   SCHEDULE B

                                INVESTMENT FUNDS

                            FUNDS AND STATUS CHANGES

     Pioneer Strategic Income Portfolio - Class A
     Third Avenue Small Cap Value Portfolio (added November 13, 2006, as a substitution for Lazard Retirement Small Cap Portfolio)

METLIFE INVESTMENT FUNDS
     MetLife Investment Diversified Bond Fund - Class I
     MetLife Investment International Stock Fund - Class I
     MetLife Investment Large Company Stock Fund - Class I
     MetLife Investment Small Company Stock Fund - Class I

METROPOLITAN SERIES FUND
     BlackRock Aggressive Growth Portfolio - Class D
     BlackRock Bond Income Portfolio - Class A
     BlackRock Money Market Portfolio - Class A
     FI Large Cap Portfolio - Class A
     FI Value Leaders Portfolio - Class D
     MFS(R) Total Return Portfolio - Class F
     Oppenheimer Global Equity Portfolio - Class B
     Western Asset Management U.S. Government Portfolio - Class A

METROPOLITAN SERIES FUND - ASSET ALLOCATION PORTFOLIOS
     MetLife Conservative Allocation Portfolio
     MetLife Conservative to Moderate Allocation Portfolio
     MetLife Moderate Allocation Portfolio
     MetLife Moderate to Aggressive Allocation Portfolio
     MetLife Aggressive Allocation Portfolio

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS
     Total Return Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST - CLASS II
     Comstock Portfolio

VARIABLE INSURANCE PRODUCTS FUND II
     VLPContrafund(R) Portfolio

VARIABLE INSURANCE PRODUCTS FUND III
     VIP Mid Cap Portfolio

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement
     No. 2000-15, Effective May 18, 2000
     Amendment No. 10
                                                                     Page 2 of 3

                                   SCHEDULE B

                                INVESTMENT FUNDS

                CLOSED TO NEW CONTRACT OWNERS OR OTHERWISE ENDED

JANUS ASPEN SERIES
     Janus Aspen Worldwide Growth Portfolio - Service Shares

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
     Legg Mason Partners Variable Dividend Strategy Portfolio
     Legg Mason Partners Variable Aggressive Growth Portfolio - Class I (closed to new sales April 30, 2007, due to merger from Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio)
     Legg Mason Partners Variable Capital and Income Portfolio - Class I (added
          April 30, 2007 as merger from Legg Mason Partners Variable Total Return Fund - Class I)
     Legg Mason Partners Variable International All Cap Growth Portfolio

MET INVESTORS SERIES TRUST
     MFS Emerging Markets Equity Portfolio - Class A (added April 30, 2007 as substitution for Credit Suisse Emerging Markets Portfolio)
     MFS Research International Portfolio - Class B (added April 30, 2007, as a substitution for Putnam VT International Equity Fund - Class IB Shares)

METROPOLITAN SERIES FUND, INC.
     Capital Guardian U.S. Equity Portfolio - Class A (added April 30, 2007 as substitution for AIM VI Core Equity Fund)

PUTNAM VARIABLE TRUST
     Putnam Diversified Income (no assets remain)
     Putnam VT Discovery Growth Fund-Class IB Shares
     Putnam VT Small Cap Value Fund (substituted April 30, 2007, by an existing fund: Third Avenue Small Cap Value Portfolio)

VAN KAMPEN LIFE INVESTMENT TRUST
     Van Kampen LIT Strategic Growth Portfolio (name changed August 15, 2006;
          formerly Van Kampen Emerging Growth Portfolio - Class I Shares)
     Van Kampen Enterprise Portfolio Class II Shares

VARIABLE INSURANCE PRODUCTS FUND
     Dynamic Capital Appreciation-Service Class 2

WELLS FARGO VARIABLE TRUST
     Wells Fargo VT Advantage Small/Mid Cap Value Fund

MetLife of Connecticut Companies (formerly The Travelers Companies), Agreement
  No. 2000-15, Effective May 18, 2000
  Amendment No. 10

                              AMENDMENT NO. 11 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                               and its Subsidiary
                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     1. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated. Funds pertaining to the Reinsurance Agreement have been identified in the column headings, by Related Contract (as shown in Schedule A), and by Applicable Treaty.

     2. MetLife Life & Annuity Company of Connecticut ("MLAC") merged into MetLife Insurance Company of Connecticut ("MICC"), effective December 7, 2007. All the rights and obligations of MLAC under the Reinsurance Agreement have become the rights and obligations of MICC. Therefore this Agreement shall be deemed to be between MetLife Insurance Company of Connecticut, the CEDING COMPANY, and AXA Corporate Solutions Life Reinsurance Company. All references to the CEDING COMPANY in the Agreement, including any amendments and supplements, shall be deemed to be references to MetLife Insurance Company of Connecticut.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT
METLIFE INSURANCE COMPANY OF CONNECTICUT, AS SUCCESSOR IN INTEREST TO METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

By:     -s- Christopher A. Kremer                              Date: [ILLEGIBLE]
        -------------------------------
        Christopher A. Kremer,
        Assistant Vice President & Actuary

Attest: -s- Patrisha R. Cox
        -------------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Keith E. Floman                                    Date: [ILLEGIBLE]
        --------------------------------
        Keith E. Floman,
        Senior Vice President & Chief Actuary

Attest: -s- Julia  Cornely
        --------------------------------
        Julia Cornely,
        Assistant Vice President

Metlife Of Connecticut (formerly The Travelers Companies). Agreement No.2000-15.
 Effective May 18. 2000
 Amendment No. 11

                                   Schedule B
                                Investment Funds
                            (as of November 12, 2007)

                                                                                         RELATED CONTRACT & APPLICABLE TREATY
                                                                                         -------------------------------------
                                                                                                    PORTFOLIO
                                                                                          VINTAGE   ARCHITECT
                                                                                           XTRA       XTRA     VINTAGE II     MRA
                               FUND NAME                                  SHARE CLASS     (99031)   (99031)     (2000-02)  (2000-15)
                               ---------                                  -----------    --------  ----------  ----------  --------
AMERICAN FUNDS INSURANCE SERIES TRUST
American Funds Global Growth Fund                                         Class 2 Shares Y          Y          Y           Y
American Funds Growth Fund                                                Class 2 Shares Y          Y          Y           Y
American Funds Growth-Income Fund                                         Class 2 Shares Y          Y          Y           Y

DELAWARE VIP TRUST
Delaware VIP Small Cap Value Series                                       Standard Class N          N          N           Y

DREYFUS VARIABLE INVESTMENT FUND
Dreyfus Variable Investment Fund Appreciation Portfolio                   Initial Shares N          Y          N           Y
Dreyfus Variable Investment Fund Developing Leaders Portfolio             Initial Shares N          Y          N           Y

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income Securities Fund                                           Class 2 Shares Y          N          Y           N
Templeton Developing Markets Securities Fund                              Class 2 Shares Y          *          Y           Y
Templeton Foreign Securities Fund                                         Class 2 Shares Y          Y          Y           Y
                                              * See closed section below
JANUS ASPEN SERIES
Mid Cap Growth Portfolio                                                  Service Shares Y          N          Y           Y
Global Technology Portfolio                                               Service Shares N          Y          N           N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth Portfolio                  Class I        Y          Y          Y           *
Legg Mason Partners Variable Appreciation Portfolio                       Class I        Y          Y          Y           Y
Legg Mason Partners Variable Capital Portfolio (name changed
  11/12/2007; formerly LMP Variable Multiple Discipline Portfolio -       No Share Class Y          N          Y           N
  All Cap Growth and Value)
Legg Mason Partners Variable Capital and Income Portfolio                 Class II       Y          N          Y           *
Legg Mason Partners Variable Equity Index Portfolio                       Class II       Y          Y          Y           Y
Legg Mason Partners Variable Fundamental Value Portfolio                  Class I        Y          Y          Y           Y
Legg Mason Partners Variable Global Equity Portfolio (name changed
  11/12/2007; formerly LMP Variable Multiple Discipline Portfolio -       No Share Class Y          N          Y           N
  Global All Cap Growth and Value)
Legg Mason Partners Variable International All Cap Opportunity Portfolio                 N          N          N           Y
Legg Mason Partners Variable Investors Portfolio                          Class I        Y          Y          Y           N
Legg Mason Partners Variable Large Cap Growth Portfolio                   Class I        Y          Y          Y           Y
Legg Mason Partners Variable Mid Cap Core Portfolio                       Class I        Y          N          Y           N
Legg Mason Partners Variable Small Cap Growth Portfolio                   Class I        N          Y          N           Y
Legg Mason Partners Variable Social Awareness Portfolio                   No Share Class N          Y          N           Y
                                              * See closed section below
LEGG MASON PARTNERS VARIABLE INCOME TRUST
Legg Mason Partners Variable Adjustable Rate Income Portfolio             No Share Class Y          Y          Y           Y
Legg Mason Partners Variable High Income Portfolio                        No Share Class Y          N          Y           Y
Legg Mason Partners Variable Investors Portfolio                          Class I        N          N          N           Y
Legg Mason Partners Variable Money Market Portfolio                       No Share Class Y          N          Y           N

MetLife Of CT (formerly The Travelers Companies), No. 2000-15
Amendment No. 11                                                    Page 1 of 3

                                   Schedule B
                                Investment Funds
                            (as of November 12, 2007)

                                                                                           RELATED CONTRACT & APPLICABLE TREATY
                                                                                          --------------------------------------
                                                                                                   PORTFOLIO
                                                                                        VINTAGE    ARCHITECT
                                                                                          XTRA       XTRA     VINTAGE II     MRA
                              FUND NAME                                SHARE CLASS      (99031)    (99031)    (2000-02)   (2000-15)
                              ---------                                -----------      --------  ----------  ----------   --------
MET INVESTORS SERIES TRUST
Batterymarch Mid-Cap Stock Portfolio                                       Class A         N          Y           N           Y
BlackRock High Yield Portfolio                                             Class A         N          Y           N           Y
BlackRock Large-Cap Core Portfolio                                         Class E         Y          Y           Y           Y
Dreman Small-Cap Value Portfolio                                           Class A         Y          Y           Y           Y
Harris Oakmark International Portfolio                                     Class A         Y          Y           Y           Y
Janus Forty Portfolio                                                      Class A         Y          Y           Y           Y
Lazard Mid-Cap Portfolio                                                   Class B         Y          Y           Y           Y
Legg Mason Partners Managed Assets Portfolio                               Class A         N          Y           N           Y
Lord Abbett Bond Debenture Portfolio                                       Class A         N          Y           N           Y
Lord Abbett Growth and Income Portfolio                                    Class B         Y          Y           Y           Y
Lord Abbett Mid-Cap Value Portfolio                                        Class B         Y          Y           Y           Y
Met/AIM Capital Appreciation Portfolio                                     Class A         Y          Y           Y           Y
Met/AIM Small Cap Growth Portfolio                                         Class A         Y          Y           Y           Y
MFS(R) Value Portfolio                                                     Class A         Y          Y           Y           Y
Neuberger Berman Real Estate Portfolio                                     Class A         Y          Y           Y           Y
PIMCO Inflation Protected Bond Portfolio                                   Class A         Y          Y           Y           Y
Pioneer Fund Portfolio                                                     Class A         Y          Y           Y           Y
Pioneer Strategic Income Portfolio                                         Class A         Y          Y           Y           Y
Third Avenue Small Cap Value Portfolio                                     Class B         Y          Y           Y           Y

METROPOLITAN SERIES FUND, INC.
BlackRock Aqgressive Growth Portfolio                                      Class D         Y          Y           Y           Y
BlackRock Bond Income Portfolio                                            Class E         Y          Y           Y           Y
BlackRock Money Market Portfolio                                           Class A         N          Y           N           Y
Capital Guardian U.S. Equity Portfolio                                     Class A         Y          *           Y           *
FI Large Cap Portfolio                                                     Class A         Y          Y           Y           Y
FI Value Leaders Portfolio                                                 Class D         Y          Y           Y           Y
Lehman Brothers(R) Aggregate Bond Index Portfolio
 (substituted 11/12/2007 for MetLife
 Investment Diversified Bond Fund)                                         Class A         N          N           N           Y
MetLife Stock Index Portfolio (substituted 11/12/2007
for MetLife Investment Large Company Stock Fund)                           Class A         N          N           N           Y
MFS(R) Total Return Portfolio                                              Class F         Y          Y           Y           Y
Morgan Stanley EAFE(R) Index Portfolio
  (substituted 11/12/2007 for MetLife Investment
  International Stock Fund)                                                Class A         N          N           N           Y
Oppenheimer Global Equity Portfolio                                        Class B         Y          Y           Y           Y
Russell 2000(R) Index Portfolio
 (substituted 11/12/2007 for MetLife
 Investment Small Company Stock Fund)                                      Class A         N          N           N           Y
Western Asset Management U.S. Government Portfolio
                         * See closed section below                        Class A         N          Y           N           Y
METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio                                    Class B         Y          Y           Y           Y
MetLife Conservative Allocation Portfolio                                  Class B         Y          Y           Y           Y
MetLife Conservative to Moderate Allocation Portfolio                      Class B         Y          Y           Y           Y
MetLife Moderate Allocation Portfolio                                      Class B         Y          Y           Y           Y
MetLife Moderate to Aggressive Allocation Portfolio                        Class B         Y          Y           Y           Y

PIMCO VARIABLE INSURANCE TRUST
Total Return Portfolio                                                   Admin Class       Y          Y           Y           Y

VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Comstock Portfolio                                      Class II Shares     N          Y           N           Y
FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Contrafund(R) Portfolio                                             Service Class      Y          Y           Y           Y
VIP Mid Cap Portfolio                                                  Service Class 2     Y          Y           Y           Y

FIXED ACCOUNT                                                                                                                 Y

MetLife of CT (formerly The Travelers Companies), No. 2000-15
Amendment No. 11                                                 Page 2 of 3

                                   Schedule B
                                Investment Funds
                            (as of November 12, 2007)

                                                                                             RELATED CONTRACT & APPLICABLE TREATY
                                                                                            --------------------------------------
                                                                                                     PORTFOLIO
                                                                                            VINTAGE  ARCHITECT
                                                                                             XTRA      XTRA     VINTAGE II    MRA
                                FUND NAME                                   SHARE CLASS     (99031)   (99031)   (2000-02)  (2000-15)
                               -----------                                  -----------     ------   --------  ----------- --------
  THE FOLLOWING FUNDS REMAIN CLOSED TO NEW INVESTORS:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Small-Mid Cap Growth Securities Fund                               Class 2         Y         N        Y           N

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Dynamic Capital Appreciation Portfolio                                  Service Class 2 N         Y        N           Y

JANUS ASPEN SERIES
Global Life Sciences Portfolio                                              Service Shares  N         Y        N           N
Worldwide Growth Portfolio                                                  Service Shares  N         Y        N           Y

LEGG MASON PARTNERS INVESTMENT SERIES
Legg Mason Partners Variable Dividend Strategy Portfolio                    No Share Class  Y         N        Y           N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth Portfolio                    Class I         N         N        N           Y
Legg Mason Partners Variable Capital and Income Portfolio                   Class II        N         N        N           Y
Legg Mason Partners Variable Diversified Strategic Income Portfolio         No Share Class  Y         N        Y           N
Legg Mason Partners Variable Dividend Strategy Portfolio                                    N         N        N           Y
Legg Mason Partners Variable International All Cap Opportunity Portfolio    No Share Class  Y         N        Y           Y
Legg Mason Partners Variable Small Cap Growth Portfolio                     Class I         Y         N        Y           N

MET INVESTORS SERIES TRUST
MFS(R) Emerging Equity Markets Portfolio                                    Class A         N         Y        N           Y
MFS(R) Research International Portfolio                                     Class B         Y         Y        Y           Y

METROPOLITAN SERIES FUND
T. Rowe Price Large Cap Growth Portfolio                                    Class B         Y         Y        Y           N
Capital Guardian U.S. Equity Portfolio                                      Class A         N         Y        N           Y

PUTNAM VARIABLE TRUST
Putnam VT Discovery Growth Fund                                             Class IB Shares Y         Y        Y           Y

VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Enterprise Portfolio                                         Class II Shares N         Y        N           Y
Van Kampen LIT Strategic Growth Portfolio                                   Class I         Y         N        Y           Y

WELLS FARGO VARIABLE TRUST
Wells Fargo VT Advantage Small/Mid Cap Value Fund                                           N         N        N           Y

  CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION):

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Developing Markets Securities Fund                                Class 2         N         Y        N           N
(Closed 11/12/07)

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Appreciation Portfolio
(Class II added 11/12/2007 as merge-to fund for LMP Variable Multiple
Discipline Portfolio - Large Cap Growth and Value, then immediately closed
11/07)                                                                      Class II        Y          N       Y           N

MetLife of CT (formerly The Travelers Companies), No. 2000-15
Amendment No. 11                                                    Page 3 of 3

                              AMENDMENT NO. 12 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                              (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated. Funds pertaining to the Reinsurance Agreement have been identified in the column headings, by Related Contract (as shown in Schedule A), and by Applicable Treaty.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.


METLIFE INSURANCE COMPANY OF CONNECTICUT

By: -s- Christopher A. Kremer                                 Date: 6/14/08
    ------------------------------------
    Christopher A. Kremer,
    Assistant Vice President & Actuary

Attest: -s- Patrisha R. Cox
        ------------------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By: -s- Keith E. Floman                                       Date: 6/13/08
    ------------------------------------
    Keith E. Floman,
    Senior Vice President & Chief Actuary

Attest: -s- Julia Cornely
        ------------------------------------
        Julia Cornely, Assistant Vice President

MetLife of Connecticut, Agreement No. 2000-15, Effective May 18, 2000
 Amendment No. 12

                                   Schedule B
                                Investment Funds
                             (as of April 28, 2008)

                                                                                        RELATED CONTRACT & APPLICABLE TREATY
                                                                                        -------------------------------------
                                                                                                PORTFOLIO
                                                                                      VINTAGE   ARCHITECT
                                                                                        XTRA     XTRA     VINTAGE II     MRA
                          FUND NAME                                   SHARE CLASS      (99031)  (99031)    (2000-02)   (2000-15)
-------------------------------------------------------------     ------------------   ------   ------     --------    ---------
AMERICAN FUNDS INSURANCE SERIES TRUST
American Funds Global Growth Fund                                   Class 2 Shares        Y        Y          Y           Y
American Funds Growth Fund                                          Class 2 Shares        Y        Y          Y           Y
American Funds Growth-Income Fund                                   Class 2 Shares        Y        Y          Y           Y

DELAWARE VIP TRUST
Delaware VIP Small Cap Value Series                                 Standard Class        N        N          N           Y

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income Securities Fund                                     Class 2 Shares        Y        N          Y           N
Templeton Developing Markets Securities Fund                        Class 2 Shares        N        N          N           Y
Templeton Foreign Securities Fund                                   Class 2 Shares        Y        Y          Y           Y

JANUS ASPEN SERIES
Mid Cap Growth Portfolio                                            Service Shares        Y        N          Y           Y
Global Technology Portfolio                                         Service Shares        N        Y          N           N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth Portfolio               Class I            Y        Y          Y           *
Legg Mason Partners Variable Appreciation Portfolio                    Class I            Y        Y          Y           Y
Legg Mason Partners Variable Capital and Income Portfolio              Class II           Y        N          Y           *
Legg Mason Partners Variable Equity Index Portfolio                    Class II           Y        Y          Y           Y
Legg Mason Partners Variable Fundamental Value Portfolio               Class I            *        Y          *           Y
Legg Mason Partners Variable Global Equity Portfolio              Single Share Class      Y        N          Y           N
Legg Mason Partners Variable Investors Portfolio                       Class I            Y        Y          Y           Y
Legg Mason Partners Variable Large Cap Growth Portfolio                Class I            *        Y          *           Y
Legg Mason Partners Variable Mid Cap Core Portfolio                    Class I            Y        N          Y           N
Legg Mason Partners Variable Small Cap Growth Portfolio                Class I            N        Y          N           Y
Legg Mason Partners Variable Social Awareness Portfolio           Single Share Class      N        Y          N           Y
                                       *See closed section below
LEGG MASON PARTNERS VARIABLE INCOME TRUST
Legg Mason Partners Variable Adjustable Rate Income Portfolio     Single Share Class      Y        Y          Y           Y
Legg Mason Partners Variable High Income Portfolio                Single Share Class      Y        N          Y           Y
Legg Mason Partners Variable Money Market Portfolio               Single Share Class      Y        N          Y           N

MET INVESTORS SERIES TRUST
BlackRock High Yield Portfolio                                         Class A            N        Y          N           Y
BlackRock Large-Cap Core Portfolio                                     Class E            Y        Y          Y           Y
Clarion Global Real Estate Portfolio (name changed 04/28/2008;
  formerly Neuberger Berman Real Estate Portfolio)                     Class A            Y        Y          Y           Y
Dreman Small-Cap Value Portfolio                                       Class A            Y        Y          Y           Y
Harris Oakmark International Portfolio                                 Class A            Y        Y          Y           Y
Janus Forty Portfolio                                                  Class A            Y        Y          Y           Y
Lazard Mid-Cap Portfolio (substituted 04/28/2008, for Batterymarch     Class A            N        N          N           Y
  Mid-Cap Stock Portfolio)
Lazard Mid-Cap Portfolio                                               Class B            Y        Y          Y           N
Legg Mason Partners Managed Assets Portfolio                           Class A            N        Y          N           Y
Lord Abbett Bond Debenture Portfolio                                   Class A            N        Y          N           Y
Lord Abbett Growth and Income Portfolio                                Class B            Y        Y          Y           Y
Lord Abbett Mid-Cap Value Portfolio                                    Class B            Y        Y          Y           Y
Met/AIM Capital Appreciation Portfolio                                 Class A            Y        Y          Y           Y
Met/AIM Small Cap Growth Portfolio                                     Class A            Y        Y          Y           Y
MFS Emerging Markets Equity Portfolio (added 04/28/2008, as            Class B            Y        *          Y           N
  substitution for Templeton Developing Markets Securities Fund)
PIMCO Inflation Protected Bond Portfolio                               Class A            Y        Y          Y           Y
Pioneer Fund Portfolio                                                 Class A            Y        Y          Y           Y
Pioneer Strategic Income Portfolio                                     Class A            Y        Y          Y           Y
Third Avenue Small Cap Value Portfolio                                 Class B            Y        Y          Y           Y
                                       *See closed section below

MetLife of Connecticut, No. 2000-15
  Amendment No. 12

                                   Schedule B
                                Investment Funds
                             (as of April 28, 2008)

                                                                               RELATED CONTRACT & APPLICABLE TREATY
                                                                             -----------------------------------------
                                                                                       PORTFOLIO
                                                                              VINTAGE  ARCHITECT
                                                                                XTRA      XTRA    VINTAGE II     MRA
                         FUND NAME                              SHARE CLASS   (99031)   (99031)    (2000-02)  (2000-15)
----------------------------------------------------------     -----------   -------   --------   ---------   ---------
METROPOLITAN SERIES FUND, INC.
BlackRock Aggressive Growth Portfolio                             Class D        Y        Y          Y           Y
BlackRock Bond Income Portfolio                                   Class A        N        Y          N           Y
BlackRock Bond Income Portfolio                                   Class E        Y        N          Y           N
BlackRock Money Market Portfolio                                  Class A        N        Y          N           Y
Capital Guardian U.S. Equity Portfolio                            Class A        Y        *          Y           *
Davis Venture Value Portfolio (added 04/28/2008, as
  substitution for Dreyfus VIF Appreciation Portfolio)            Class A        N        Y          N           Y
FI Large Cap Portfolio                                            Class A        Y        Y          Y           Y
FI Value Leaders Portfolio                                        Class D        Y        Y          Y           Y
Lehman Brothers(R) Aggregate Bond Index Portfolio                 Class A        N        N          N           Y
MetLife Stock Index Portfolio                                     Class A        N        N          N           Y
MFS(R) Total Return Portfolio                                     Class F        Y        Y          Y           Y
MFS(R) Value Portfolio (moved 04/28/2008, from Met
  Investors Series to Metropolitan Series)                        Class A        Y        Y          Y           Y
Morgan Stanley EAFE(R) Index Portfolio                            Class A        N        N          N           Y
Oppenheimer Global Equity Portfolio (assets added
  04/28/2008, from Janus Aspen Worldwide Growth Portfolio)        Class B        Y        Y          Y           Y
Russell 2000(R) Index Portfolio                                   Class A        N        N          N           Y
T. Rowe Price Small Cap Growth Portfolio (added
  04/28/2008, as substitution for Dreyfus VIF Developing
  Leaders Portfolio)                                              Class B        N        Y          N           Y
Western Asset Management U.S. Government Portfolio                Class A        N        Y          N           Y
                                   *See closed section below
METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION PORTFOLIOS
MetLife Aggressive Allocation Portfolio                           Class B        Y        Y          Y           Y
MetLife Conservative Allocation Portfolio                         Class B        Y        Y          Y           Y
MetLife Conservative to Moderate Allocation Portfolio             Class B        Y        Y          Y           Y
MetLife Moderate Allocation Portfolio                             Class B        Y        Y          Y           Y
MetLife Moderate to Aggressive Allocation Portfolio               Class B        Y        Y          Y           Y

PIMCO VARIABLE INSURANCE TRUST
Total Return Portfolio                                          Admin Class      Y        Y          Y           Y

VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Comstock Portfolio                             Class II Shares    N        Y          N           Y

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Contrafund(R) Portfolio                                   Service Class      Y        Y          Y           Y
VIP Mid Cap Portfolio                                         Service Class 2    Y        Y          Y           Y

FIXED ACCOUNT                                                                                                    Y

MetLife of Connecticut, No. 2000-15
Amendment No. 12

                                   Schedule B
                                Investment Funds
                             (as of April 28, 2008)

                                                                                          RELATED CONTRACT & APPLICABLE TREATY
                                                                                       ------------------------------------------
                                                                                                 PORTFOLIO
                                                                                        VINTAGE  ARCHITECT
                                                                                          XTRA      XTRA    VINTAGE II     MRA
                            FUND NAME                                   SHARE CLASS     (99031)   (99031)    (2000-02)  (2000-15)
------------------------------------------------------------------    --------------   --------   -------   ----------  ---------
  CLOSED TO NEW SALES (SOFT CLOSE - TLA DEFINITION)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth Securities Fund                            Class 2           Y        N           Y           N

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Dynamic Capital Appreciation Portfolio                           Service Class 2       N        Y           N           Y

JANUS ASPEN SERIES
Global Life Sciences Portfolio                                       Service Shares        N        Y           N           N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth Portfolio                 Class I           N        N           N           Y
Legg Mason Partners Variable Capital and Income Portfolio                Class II          N        N           N           Y
Legg Mason Partners Variable Diversified Strategic Income Portfolio  Single Share Class    Y        N           Y           N
Legg Mason Partners Variable Dividend Strategy Portfolio                                   N        N           N           Y
Legg Mason Partners Variable International All Cap                   Single Share Class    Y        N           Y           Y
  Opportunity Portfolio
Legg Mason Partners Variable Small Cap Growth Portfolio                  Class I           Y        N           Y           N

MET INVESTORS SERIES TRUST
MFS(R) Emerging Equity Markets Portfolio                                 Class A           N        Y           N           Y
MFS(R) Research International Portfolio                                  Class B           Y        Y           Y           Y
Van Kampen Mid Cap Growth Portfolio (added 04/28/2008,
  as substitution for Putnam VT Discovery Growth Fund)                   Class B           Y        Y           Y           Y

METROPOLITAN SERIES FUND
Capital Guardian U.S. Equity Portfolio                                   Class A           N        Y           N           Y
Jennison Growth Portfolio (added 04/28/2008, as substitution for
  Van Kampen LIT Strategic Growth Portfolio)                             Class A           Y        N           Y           N
Jennison Growth Portfolio (added 04/28/2008, as substitution for
  Van Kampen LIT Strategic Growth Portfolio)                             Class B           N        N           N           Y
T. Rowe Price Large Cap Growth Portfolio                                 Class B           Y        Y           Y           N

VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Enterprise Portfolio                                  Class II Shares       N        Y           N           Y

WELLS FARGO VARIABLE TRUST
Wells Fargo VT Advantage Small/Mid Cap Value Fund                                          N        N           N           Y

  CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION):
MET INVESTORS SERIES TRUST
MFS Emerging Markets Equity Portfolio (added 04/28/2008,
  as substitution for Templeton Developing Markets Securities Fund)      Class B           N        Y           N           N
Lazard Mid Cap Portfolio (closed 04/28/2008, after merger
  from Batterymarch Mid-Cap Stock Portfolio)                             Class A           N        Y           N           N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Appreciation Portfolio                     Class II           Y        N           Y           N
Legg Mason Partners Variable Capital Portfolio (closed to
  new deposits, 04/28/2008)                                          Single Share Class    Y        N           Y           N
Legg Mason Partners Variable Dividend Strategy Portfolio
  (as of 04/28/2008, closed status changed to "hard close")          Single Share Class    Y        N           Y           N
Legg Mason Partners Variable Fundamental Value Portfolio
  (closed 04/28/2008)                                                    Class I           Y        N           Y           N
Legg Mason Partners Variable Large Cap Growth Portfolio
  (closed 04/28/2008)                                                    Class I           Y        N           Y           N

MetLife of Connecticut, No. 2000-15
Amendment No. 12

                              AMENDMENT NO. 13 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 2000-15, DATED MAY 18, 2000
                                    between
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as indicated below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B to describe revisions and additions to the fund offerings as of the dates indicated. Funds pertaining to the Reinsurance Agreement have been identified in the column headings, by Related Contract (as shown in Schedule A), and by Applicable Treaty.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:     -s- Christopher A. Kremer                                 Date: 9/2/09
        --------------------------------
        Christopher A. Kremer,
        Assistant Vice President & Actuary

Attest: -s- Patrisha R. Cox
        ------------------------
        Patrisha R. Cox, Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     -s- Albert Zlogar                                         Date: 6/17/09
        -------------------------
        Albert Zlogar,
        Senior Vice President & Chief Actuary

Attest: -s- Julia Cornely
        --------------------------------------
       Julia Cornely, Assistant Vice President

MetLife of Connecticut, Agreement No. 2000-15, Effective May 18,2000
  Amendment No. 13

                                   Schedule B
                                Investment Funds
                              (as of May 4, 2009)

                                                                                    RELATED CONTRACT & APPLICABLE TREATY
                                                                                 ------------------------------------------
                                                                                          PORTFOLIO
                                                                                VINTAGE   ARCHITECT
                                                                                  XTRA       XTRA      VINTAGE II       MRA
                         FUND NAME                             SHARE CLASS      (99031)    (99031)     (2000-02)     (2000-15)
                         ---------                             -----------      -------   ----------   ----------    ---------
AMERICAN FUNDS INSURANCE SERIES TRUST
American Funds Global Growth Fund                                Class 2 Shares      Y          Y            Y            Y
American Funds Growth Fund                                       Class 2 Shares      Y          Y            Y            Y
American Funds Growth-Income Fund                                Class 2 Shares      Y          Y            Y            Y

DELAWARE VIP TRUST
Delaware VIP Small Cap Value Series                              Standard Class      N          N            N            Y

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income Securities Fund                                  Class 2 Shares      Y          N            Y            N
Templeton Developing Markets Securities Fund                     Class 2 Shares      N          N            N            Y
Templeton Foreign Securities Fund                                Class 2 Shares      Y          Y            Y            Y

JANUS ASPEN SERIES
Enterprise Portfolio (name changed 05/04/2009; formerly Mid
  Cap Growth Portfolio)                                          Service Shares      Y          N            Y            Y
Global Technology Portfolio                                      Service Shares      N          Y            N            N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth Portfolio         Class I             Y          Y            Y            *
Legg Mason Partners Variable Appreciation Portfolio              Class I             Y          Y            Y            Y
Legg Mason Partners Variable Capital and Income Portfolio        Class II            Y          N            Y            *
Legg Mason Partners Variable Fundamental Value Portfolio         Class I             *          Y            *            Y
Legg Mason Partners Variable Global Equity Portfolio           Single Share Class    Y          N            Y            N
Legg Mason Partners Variable Investors Portfolio                 Class I             Y          Y            Y            Y
Legg Mason Partners Variable Large Cap Growth Portfolio          Class I             *          Y            *            Y
Legg Mason Partners Variable Mid Cap Core Portfolio              Class I             Y          N            Y            N
Legg Mason Partners Variable Small Cap Growth Portfolio          Class I             N          Y            N            Y
Legg Mason Partners Variable Social Awareness Portfolio        Single Share Class    N          Y            N            Y
                                   *See closed section below
LEGG MASON PARTNERS VARIABLE INCOME TRUST
Legg Mason Partners Variable Adjustable Rate Income Portfolio  Single Share Class    Y          Y            Y            Y
Legg Mason Partners Variable High Income Portfolio             Single Share Class    Y          N            Y            Y
Legg Mason Partners Variable Money Market Portfolio            Single Share Class    Y          N            Y            N

MET INVESTORS SERIES TRUST
BlackRock High Yield Portfolio                                   Class A             N          Y            N            Y
BlackRock Large-Cap Core Portfolio                               Class E             Y          Y            Y            Y
Clarion Global Real Estate Portfolio
(name changed 04/28/2008; formerly Neuberger Berman Real
  Estate Portfolio)                                              Class A             Y          Y            Y            Y
Dreman Small-Cap Value Portfolio                                 Class A             Y          Y            Y            Y
Harris Oakmark International Portfolio                           Class A             Y          Y            Y            Y
Janus Forty Portfolio                                            Class A             Y          Y            Y            Y
Lazard Mid-Cap Portfolio (substituted 04/28/2008, for
  Batterymarch Mid-Cap Stock Portfolio)                          Class A             N          N            N            Y
Lazard Mid-Cap Portfolio                                         Class B             Y          Y            Y            N
Lord Abbett Bond Debenture Portfolio                             Class A             N          Y            N            Y
Lord Abbett Growth and Income Portfolio                          Class B             Y          Y            Y            Y
Lord Abbett Mid-Cap Value Portfolio                              Class B             Y          Y            Y            Y
Met/AIM Small Cap Growth Portfolio                               Class A             Y          Y            Y            Y
MFS Emerging Markets Equity Portfolio (added 04/28/2008,
  as substitution for Templeton Developing
  Markets Securities Fund)                                       Class B             Y          *            Y            *
PIMCO Inflation Protected Bond Portfolio                         Class A             Y          Y            Y            Y
PIMCO Total Return Portfolio (moved 05/04/2009, from PIMCO
Trust to Met Investors Trust due to substitution.)               Class B             Y          Y            Y            Y
Pioneer Fund Portfolio                                           Class A             Y          Y            Y            Y
Pioneer Strategic Income Portfolio                               Class A             Y          Y            Y            Y
Third Avenue Small Cap Value Portfolio                           Class B             Y          Y            Y            Y
Van Kampen Comstock Portfolio (moved 05/04/2009,
  from Van Kampen Trust to Met Investors Trust
  due to substitution.)                                          Class B             N          Y            N            Y

*   See closed section below

MetLife of Connecticut, No. 2000-15
 Amendment No. 13                                    Page 1 of 3

                                              Schedule B
                                           Investment Funds
                                          (as of May 4, 2009)


                                                                               RELATED CONTRACT & APPLICABLE TREATY
                                                                               ------------------------------------
                                                                                        PORTFOLIO
                                                                                        ARCHITECT
                                                                        VINTAGE XTRA      XTRA       VINTAGE II        MRA
                       FUND NAME                           SHARE CLASS    (99031)        (99031)      (2000-02)     (2000-15)
                       ---------                           -----------  ------------   ----------    ----------    ----------
METROPOLITAN SERIES FUND, INC.
Barclays Capital Aggregate Bond Index Portfolio
 (name changed 05/04/2009; formerly Lehman
 Brothers(R) Aggregate Bond Index Portfolio)                 Class A          N              N             N              Y
BlackRock Aggressive Growth Portfolio                        Class D          Y              Y             Y              Y
BlackRock Bond Income Portfolio                              Class A          N              Y             N              Y
BlackRock Bond Income Portfolio                              Class E          Y              N             Y              N
BlackRock Diversified Portfolio (added 05/04/2009 due
 to merger from Legg Mason Partners
 Managed Assets Portfolio)                                   Class A          N              Y             N              Y
BlackRock Legacy Large Cap Growth Portfolio
(added 05/04/2006 as merger from FI Large Cap
 Portfolio and Met/AIM                                       Class A          Y              Y             Y              Y
 Capital Appreciation Portfolio)
BlackRock Money Market Portfolio                             Class A          N              Y             N              Y
Davis Venture Value Portfolio
(added 04/28/2008, as substitution for Dreyfus VIF           Class A          N              Y             N              Y
 Appreciation Portfolio)
FI Value Leaders Portfolio                                   Class D          Y              Y             Y              Y
MetLife Stock Index Portfolio                                Class A          Y              Y             Y              Y
MFS(R) Total Return Portfolio                                Class F          Y              Y             Y              Y
MFS(R) Value Portfolio (moved 04/28/2008,
 from Met Investors Series to Metropolitan Series)           Class A          Y              Y             Y              Y
Morgan Stanley EAFE(R) Index Portfolio                       Class A          N              N             N              Y
Oppenheimer Global Equity Portfolio
(assets added 04/28/2008,from Janus Aspen
 Worldwide Growth Portfolio)                                 Class B          Y              Y             Y              Y
Russell 2000(R) Index Portfolio                              Class A          N              N             N              Y
T. Rowe Price Small Cap Growth Portfolio
(added 04/28/2008, as substitution for Dreyfus
 VIF Developing Leaders Portfolio)                           Class B          N              Y             N              Y
Western Asset Management U.S. Government Portfolio           Class A          N              Y             N              Y
                                *See closed section below

METROPOLITAN SERIES FUND, INC. - ASSET ALLOCATION
PORTFOLIOS
MetLife Aggressive Allocation Portfolio                      Class B          Y              Y             Y              Y
MetLife Conservative Allocation Portfolio                    Class B          Y              Y             Y              Y
MetLife Conservative to Moderate Allocation Portfolio        Class B          Y              Y             Y              Y
MetLife Moderate Allocation Portfolio                        Class B          Y              Y             Y              Y
MetLife Moderate to Aggressive Allocation Portfolio          Class B          Y              Y             Y              Y

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Contrafund(R) Portfolio                                Service Class 2    Y              Y             Y              Y
VIP Mid Cap Portfolio                                      Service Class 2    Y              Y             Y              Y

FIXED ACCOUNT                                                                                                             Y


MetLife of Connecticut, No. 2000-15
 Amendment No. 13                                           Page 2 of 3

                                   Schedule B
                                Investment Funds
                              (as of May 4, 2009)

                                                                                     RELATED CONTRACT & APPLICABLE TREATY
                                                                                     ------------------------------------
                                                                                            PORTFOLIO
                                                                                            ARCHITECT
                                                                             VINTAGE XTRA     XTRA       VINTAGE II       MRA
                     FUND NAME                              SHARE CLASS       (99031)       (99031)      (2000-02)     (2000-15)
                     ---------                              -----------      ------------   ---------    ----------    ---------

CLOSED TO NEW SALES (SOFT CLOSE - TLA DEFINITION)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth Securities Fund                  Class 2             Y             N             Y              N

FIDELITY(R) VARIABLE INSURANCE PRODUCTS TRUST
VIP Dynamic Capital Appreciation Portfolio                 Service Class 2         N             Y             N              Y

JANUS ASPEN SERIES
Global Life Sciences Portfolio                             Service Shares          N             Y             N              N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Aggressive Growth
 Portfolio                                                     Class I             N             N             N              Y
Legg Mason Partners Variable Capital and Income
 Portfolio                                                     Class II            N             N             N              Y
Legg Mason Partners Variable Diversified Strategic
 Income Portfolio                                          Single Share Class      Y             N             Y              N
Legg Mason Partners Variable Dividend Strategy
 Portfolio                                                                         N             N             N              Y
Legg Mason Partners Variable International All
 Cap Opportunity Portfolio                                 Single Share Class      Y             N             Y              Y
Legg Mason Partners Variable Small Cap Growth
 Portfolio                                                     Class I             Y             N             Y              N

MET INVESTORS SERIES TRUST
MFS(R) Emerging Equity Markets Portfolio                       Class A             N             Y             N              Y
MFS(R) Research International Portfolio                        Class B             Y             Y             Y              Y
Van Kampen Mid Cap Growth Portfolio (added 04/28/2008,
 as substitution for Putnam VT Discovery Growth Fund)          Class B             Y             Y             Y              Y

METROPOLITAN SERIES FUND
Jennison Growth Portfolio (added 04/28/2008,
 as substitution for Van Kampen LIT Strategic
 Growth Portfolio)                                             Class A             Y             N             Y              N
Jennison Growth Portfolio (added 04/28/2008,
 as substitution for Van Kampen LIT Strategic
 Growth Portfolio)                                             Class B             N             N             N              Y
T. Rowe Price Large Cap Growth Portfolio                       Class B             Y             Y             Y              N

WELLS FARGO VARIABLE TRUST
Wells Fargo VT Advantage Small/Mid Cap Value Fund                                  N             N             N              Y

CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION):

MET INVESTORS SERIES TRUST
MFS Emerging Markets Equity Portfolio (added 04/28/2008,
 as substitution for Templeton Developing
 Markets Securities Fund)                                      Class B             N             Y             N              N
Lazard Mid Cap Portfolio (closed 04/28/2008,
after merger from Batterymarch Mid-Cap Stock Portfolio)        Class A             N             Y             N              N

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Capital Portfolio
 (closed to new deposits, 04/28/2008)                       Single Share Class     Y             N             Y              N
Legg Mason Partners Variable Dividend Strategy
 Portfolio (as of 04/28/2008, closed status
 changed to "hard close")                                   Single Share Class     Y             N             Y              N
Legg Mason Partners Variable Fundamental Value
 Portfolio (closed 04/28/2008)                                 Class I             Y             N             Y              N
Legg Mason Partners Variable Large Cap Growth
 Portfolio (closed 04/28/2008)                                 Class I             Y             N             Y              N

NO ASSETS REMAIN

METROPOLITAN SERIES FUND
Capital Guardian U.S. Equity Portfolio
 (merged 05/04/2009 into Pioneer Fund Portfolio)               Class A
VAN KAMPEN LIFE INVESTMENT TRUST
Van Kampen LIT Enterprise Portfolio (portfolio
liquidated 05/04/2009; assets moved to
 BlackRock Money Market Portfolio)                           Class II Shares
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Legg Mason Partners Variable Appreciation Portfolio
 (Class II shares exchanged 05/04/2009 into Class 1)           Class II
Legg Mason Partners Variable Equity Index Portfolio
 (substituted 05/04/2009, into MetLife Stock Index Portfolio)  Class II


Metlife of Connecticut, No. 2000-15
Amendment No. 13                                                   Page 3 of 3

                                   [GRAPHIC]

                                                               Debra A. Udicious
                                                     Senior Vice President & CFO
                                                            Phone (212) 314-2064
                                                              Fax (212) 707-1504
                                               Debbie.Udicious@axa-equitable.com



May 9, 2007

VIA DHL 21467748050

Mr. Christopher A. Kremer
Assistant Vice President & Actuary
MetLife Insurance Company of Connecticut
501 Boylston Street
6th Floor
Boston, MA 02116

Re: Treaties with U.S. Ceding Companies and Ceding Companies that qualify as U.S. "persons" under OFAC regulations.

Dear Mr. Kremer:

AXA Corporate Solutions Life Reinsurance Company (AXA CS Life) intends this communication to become a Letter Amendment to our Reinsurance Treaty(ies), listed on page 2, to outline AXA CS Life's compliance with OFAC regulations and to request that you keep us informed of OFAC-related matters that may arise under our treaties, as described hereunder.

It is the intention of the Ceding Company and the Reinsurer to comply with all laws, statutes, regulations and rules applicable to the business reinsured under this Agreement, including, but not limited to, the requirements of the United States Department of the Treasury's Office of Foreign Asset Control ("OFAC").

For the purposes of this Letter Amendment, a "Prohibited Person" is a Specially Designated National and Blocked Person as defined by OFAC and a "Sanctioned Country" is collectively a department, agency, branch, instrumentality, government-owned entity or representative of the government of a sanctioned or an embargoed country as identified by OFAC.

Should either party receive information after the date of this Letter Amendment that an underlying policy or coverage which is part of the business reinsured under this Agreement may insure or be owned, or in any way or right controlled by, a Prohibited Person or a department, agency, branch, instrumentality, government-owned entity or representative of the government of a Sanctioned Country that party shall promptly provide such information to the other party.

The Reinsurer's payment or disbursement in relation to any reinsurance claim, and the Ceding Company's payment of any premium or other amount, with respect to any such underlying policy or coverage involving a Prohibited Person or Sanctioned Country shall be only as permitted by OFAC regulatory requirements or specific instruction from OFAC. The parties will cooperate with each other to promptly obtain any required OFAC license or other action.

                                  Page 1 of 2

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
     1290 Avenue of the Americas, New York, New York 10104 Telephone: (212)
                         314-4167   Fax: (212) 314-4205

AXA Corporate Solutions Life Reinsurance Company                   May 9, 2007

This Letter Amendment has been prepared in duplicate original. Kindly secure signatures on behalf of MetLife Insurance Company of Connecticut, retain one original and return one original to AXA CS Life Re. As evidence of our understanding, please file a fully executed copy in your copy of our Reinsurance Treaty(ies) and we will do likewise.

If you have any questions or concerns, please let us know.

Signed for AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY:

-s- Debra A. Udicious
---------------------------------------------
Debra A. Udicious, Senior Vice President & CFO
Signed for MetLife  Life & Annuity Company Of Connecticut

-s- [ILLEGIBLE]
---------------------------------------------
AVP & Actuary
Signed for METLIFE INSURANCE COMPANY OF CONNECTICUT:

-s- Chris Kremer
---------------------------------------------
Name, Title Chris Kremer,  AVP & Actuary

                          REINSURANCE TREATY(IES) LIST

MetLife Treaty ID   Treaty Number   Effective Date
-----------------   -------------   ----------------
17502/17503         99031           November 1, 1999
17504/17505         200002          November 1, 1999
17572/17573         200015          May 18, 2000
17574/17575         200018          August 1, 2000

A Division of Metropolitan Life Insurance Company
501 Boylston Street
Boston, Massachusetts 02116
617-578-3185                                                   [METLIFE GRAPHIC]
ckremer@MetLife.com

June 9,2006

Julia Cornely
Assistant Vice President
AXA Corporate Solutions
Reinsurance Solution - Treaty Services
1290 Avenue of Americas
New York, NY 10104-0101

Dear Ms. Cornely,

This letter will serve as an amendment to the May 18,2000 reinsurance agreement between MetLife Insurance Company of Connecticut, MetLife Life and Annuity Company of Connecticut, and AXA Corporate Solutions Life Reinsurance Company.

There was an error in the reference to the ceding company names noted on the 1/19/2006 amendment to the agreement as the amendment was executed on behalf of Travelers Insurance Company and Travelers Life and Annuity Company, however, on the date the amendment was executed, the names had been officially changed to MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut. Accordingly, unless you disagree, this letter changes the amendment to include the correct company name at the signature line, MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (formerly Travelers Insurance Company and Travelers Life and Annuity Company). Please sign below to acknowledge your understanding and acceptance of this amendment.

If you have any questions or concerns please contact me at the address or phone number listed above, or Casey Charette at Ccharette@MetLife.com.

Thank you for your assistance.

Sincerely,

-S- Christopher A. Kremer
--------------------------------------
Christopher A. Kremer
Assistant Vice President & Actuary
MetLife Insurance Company of Connecticut
MetLife Life and Annuity Company of Connecticut

Acknowledged and Agreed to by AXA Corporate Solutions Life Reinsurance Company:

Reinsurer:    -s- Cheryl E. Rogers
              -----------------------------------
Printed Name: Cheryl E. Rogers
Title:        SVP & CFO
Date:         June 15, 2006